1933 Act File No. -----

1940 Act File No. 811-23800

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

Check appropriate box or boxes

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Emerald Strategic Innovation Interval Fund

(Exact Name as Specified in Charter)

690 Taylor Rd, Suite 210

Gahanna, OH 43230

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 416-9059

(Name and Address of Agent for Service)	Copy to:
David Bunstine, President Asset Management Fund 690 Taylor Road, Suite 210 Gahanna, Ohio 43230	Jeremy I. Senderowicz, Esq. Vedder Price P.C. 1633 Broadway, 31st Floor New York, New York 10019

Approximate Date of Commencement of Proposed Public Offering: _____________, 2022

[ ]	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
[X]	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
[ ]	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
[ ]	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

1933 Act File No. -----

1940 Act File No. 811-23800

It is proposed that this filing will become effective (check appropriate box)

[X]	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
[ ]	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .
[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .
[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
[ ]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
[X]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
[ ]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
[ ]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
[ ]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
[ ]	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
[X]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS

SUBJECT TO COMPLETION DATED, [ ] [ ] 2022

Emerald Strategic Innovation Interval Fund

Class I Shares of Beneficial Interest

$2,500 minimum purchase for regular accounts

$1,000 minimum purchase for retirement plan accounts

Class II Shares of Beneficial Interest

$1,000,000 minimum purchase for regular accounts

$1,000,000 minimum purchase for retirement plan accounts

The Emerald Strategic Innovation Interval Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Adviser is an investment adviser registered with the Securities and Exchange Commission (the “SEC’) under the Investment Advisers Act of 1940, as amended. The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Total Offering(1)

	Class I Shares (2)	Class II Shares (2)	Total
Public Offering Price	Current Net Asset Value	Current Net Asset Value	$[ ]
Sales Charge	[___%]	0.00%
Proceeds to Fund(3)	Current Net Asset Value	Current Net Asset Value	Up to $[ ]
(1)	Foreside Fund Services, LLC (the “Distributor”) acts as the principal underwriter of the Fund’s Shares on a best-efforts basis. The Shares are being offered through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Adviser’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. See “DISTRIBUTOR.” For Class I Shares, the minimum initial investment in regular accounts is $2,500 and $1,000 for retirement accounts. For Class II Shares, the minimum initial investment in regular accounts is $1,000,000 and $1,000,000 for retirement accounts However, the Fund, in its sole discretion, may accept investments below these minimums. See “Fund Summary — The Offering.”

(2)	Class I Shares currently are the only shares offered to investors. The Fund expects to offer Class II Shares in the future, subject to the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) permitting it to do so. There is no assurance that the Fund will receive the exemptive order..

(3)	The Fund’s initial offering expenses are described under “FUND EXPENSES” below.

i

The Fund’s investment objective is to achieve capital appreciation, with a secondary objective of current income. The Fund attempts to achieve its investment objective(s) by pursuing attractive risk-adjusted returns by allocating the portfolio between public equity investments, private equity investments and yield generating investments. The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment (see “RISK FACTORS” BEGINNING ON PAGE [ ]).

This prospectus (the “Prospectus”) applies to the public offering of two separate classes of shares of beneficial interests (“Shares”) in the Fund, designated as Class I Shares, and Class II Shares. The Fund has applied to the SEC for an exemptive order that would permit the Fund to offer more than one class of Shares. Class II Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order. The Shares will be offered in a continuous offering. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. The Shares will generally be offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares will be issued at net asset value per Share. The minimum initial investment is $[ ] for a retail account and $[    ] for a retirement account. However, the Fund, in its sole discretion, may accept investments below these minimums. The Fund has registered $[ ] for sale under the registration statement to which this Prospectus relates. No holder of Shares (each, a “Shareholder”) will have the right to require the Fund to redeem its Shares. The Fund is a closed-end investment company operating as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class net asset value, of not less than 5% nor more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund (see “REPURCHASE OFFERS” beginning on page [ ].

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [ ], 2022, has been filed with the SEC. You may request a free copy of this Prospectus, the SAI, annual and semi-annual reports and other information about the Fund, and make inquiries without charge by writing to the Fund, c/o [    ], or by calling the Fund toll-free at [    ]. The SAI is incorporated by reference into this Prospectus in its entirety. You may also obtain copies of the SAI, and the annual and semi-annual reports of the Fund, as well as other information about the Fund on the SEC’s website (www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are an illiquid investment.

●	We do not intend to list the Shares on any securities exchange and we do not expect a secondary market in the Shares to develop.

●	You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how we perform.

●	Although we are required to implement a Share repurchase program, only a limited number of Shares will be eligible for repurchase by us.

●	You should consider that you may not have access to the money you invest for an indefinite period of time.

●	An investment in the Shares is not suitable for you if you need foreseeable access to the money you invest.

●	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

No Prior History. The Fund has no operating history and the Shares have no history of public trading.

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus and the SAI as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below.

THE FUND’S PRINCIPAL UNDERWRITER IS FORESIDE FUND SERVICES, LLC.

The date of this Prospectus is [_______], 2022.

 PROSPECTUS SUMARY

This is only a summary and does not contain all of the information that investors should consider before investing in the Fund. Investors should review the more detailed information appearing elsewhere in the Prospectus and SAI, especially the information set forth under the heading “Principal Risk Factors.”

The Fund

Emerald Strategic Innovation Interval Fund is a newly organized, continuously offered, non-diversified, closed-end management investment company. See “The Fund.” The Fund is an interval fund that will offer to make quarterly repurchases of shares at net asset value. See “Quarterly Repurchases of Shares.”

The Fund expects to offer two separate classes of shares of beneficial interest (“Shares”) designated as Class I Shares and Class II Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has applied for and expects to receive an exemptive order from the SEC with respect to the Fund’s multi-class structure. Class I Shares are the only class offered for purchase until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

Investment Objective and Policies

The Fund’s investment objective is to achieve capital appreciation. Income is a secondary objective. The Fund attempts to achieve its investment objectives by pursuing attractive risk-adjusted returns by allocating the portfolio between public equity investments, private equity investments and yield generating investments.

Public Equity Investments

The Fund seeks to achieve its investment objective using the Adviser’s in-depth fundamental, bottom up research process to acquire positions in public companies capitalizing on compelling deal flow opportunities. Through the application of specialized analysis and expertise the Adviser intends to invest in a concentrated portfolio of investments that in the view of the Adviser represents the most attractive opportunities. The Fund’s primary public equity strategy will focus on the fundamental analysis of, and investments in a wide variety of industries but focusing on financial technology companies. The Adviser defines financial technology as the application of new technological advancements to products and services in the financial industry, seeking to improve and automate the delivery and use of financial services. Financial technology helps companies and consumers better manage their financial operations by utilizing specialized software. Financial technology companies compete with traditional financial methods in the delivery of financial services. Mobile banking, peer-to-peer lending, decentralized ledger technology and cryptocurrency are examples of financial technology. Financial technology companies use financial technology and include but are not limited to banks, thrifts, asset managers, insurance companies, insurance holding companies, payment processors, transaction processors, digital asset related companies and real estate investment trusts. . The Fund will not directly hold cryptocurrencies or invest in initial coin offerings, but may have indirect exposure to cryptocurrencies through other investment vehicles that hold cryptocurrencies. The Fund also may invest in cryptocurrency mining companies. Additionally, the Fund may invest in companies not directly engaged in the financial services industry, but which the Adviser has deemed as potentially profiting from technology-related advancements and innovations.

The Fund may invest in stocks of special purpose acquisition companies (“SPACs”). The Fund does not target a particular form of SPAC, with the exception that the SPAC must have identified an acquisition target at or prior to the time of the Fund’s investment.

The Adviser believes that the Fund will benefit from the expertise and portfolio management capability that the Adviser has developed to select, purchase, and monitor public equity investments. The Adviser’s analysis utilizes a growth approach to choosing securities based upon fundamental research which attempts to identify companies whose earnings growth rate exceeds that of their peer group, exhibit a competitive advantage in niche markets, or do not receive significant coverage from other institutional investors.

The Fund can invest in companies from a wide range of industries and of various sizes. The Fund will invest primarily in mid and small-size companies. The Adviser typically defines mid-size companies as those having a market capitalization equal to or less than that of the largest companies in the Russell 3000® Growth Index. As of May 7, 2021, the Russell 3000® Growth Index included securities issued by companies that ranged in size between $257.1 million and $2.172 trillion. The Adviser typically defines small-size companies as those having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Growth Index. As of May 7, 2021, the Russell 2000 Growth Index included securities issued by companies that ranged in size between $257.1 million and $7.3 billion.

Private Equity Investments

The Fund may obtain exposure to private equity through direct investments (i.e. positions in the equity or debt of operating companies) (“Direct Equity Investments” or “Direct Credit Investments,” respectively, and together, “Direct Investments”). The Fund also may obtain private equity exposure through (i) secondary purchases (i.e. purchases of existing interests that are acquired on the secondary market) of private investment funds that follow private equity strategies (“Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”); (ii) primary fund commitments (i.e. commitments to new private equity, private credit, or other private funds) (“Primary Fund Commitments”).

The Fund’s private equity strategy, like its public equity strategy, will focus on the fundamental analysis of, and investments in a wide variety of industries but focusing on financial technology companies.

Manager selection: To the extent the Fund invests in Portfolio Funds, the Adviser allocates the Fund’s assets amongst Portfolio Fund Managers in percentages determined by the Adviser in its discretion. The Adviser selects Portfolio Fund Managers by using proprietary information on thousands of current and prospective investment firms. The Adviser also utilizes external sources to provide information on potential Portfolio Fund Managers. The Adviser does not rely on generic manager database products, instead, leveraging its long term relationships with key players in the industry.

Portfolio construction and security selection: The Adviser believes that private equity is governed by fundamentals similar to those present in public equity markets. The Adviser may invest in Portfolio Funds of all stages, seed through growth, and directly make Direct Investments in portfolio companies from early/mid stage through growth where the following advantages are observed:

●      Value-adding activities that are pursued by the general partners of private equity funds. An assortment of acquisitions, divestitures, cost cuts, recapitalizations, and revenue enhancement strategies go far beyond the third-party buy/sell analyses performed by public equity managers.

●      Private equity managers that monitor risk and adjust business plans proactively throughout the course of a quarter.

●      Discounted valuations that may also add a small measure of diversification.

Yield Generating Investments

The Fund seeks to obtain its desired level of yield through the use of loans and other debt investments. The Advisers expects that most or all of the yield generating investments held by the Fund will typically be below investment grade.

The Fund will typically acquire loans directly in a transaction arranged through an agent or by assignment from another holder of the loan, but may also originate loans. Investments may also include asset-backed securities (“ABS”) including mortgage-backed securities (“MBS”) and securities backed by other forms of loans or securities.

The Adviser considers several factors when purchasing yield generating investments, such as fundamental analysis of the issuer, the credit quality of the issuer and any collateral securing the investment, the issuer’s management, capital structure, leverage and operational performance, and the business outlook for the industry of the issuer. Floating rate investments include, without limitation, floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market funds.

Leverage

The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets, including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may also use leverage generated by reverse repurchase agreements, dollar rolls and similar transactions. The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage will cause the Fund’s NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does use leverage, what percentage of its assets such leverage will represent.

Investment Guidelines

The Fund will adhere to the following investment criteria:

1.          Geography. Investments may be located anywhere in the United States or Canada, with up to 30% of the portfolio comprising companies outside of North America.

2.           Investment Types.

●	Public equity investments may take the form of common stock, preferred stock, warrants, debt, sub debt, private investment in public equity (“PIPEs”) and/or other financial instruments.

●	Private equity investments may take the form of Direct Investments or investments in Portfolio Funds. The Fund’s investments in Portfolio Funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act will be limited to no more than 15% of the Fund’s assets.

●	Yield generating investments may take the form of all types of floating rate investments, including (without limitation) floating rate loans, MBS, ABS, other floating rate debt securities, money market securities of all types, repurchase agreements, as well as mutual funds (including money market funds) and ETFs which invest in floating rate investments.

3.           Diversification. The Fund will hold no more than 20% of its assets in a single asset/issuer.

4.           Ownership Limitation. The Fund will acquire 9.99% or less of the outstanding stock of any company (whether a Direct Investment or a company whose stock is traded publicly).

General Interpretation. The Adviser will use commercially-reasonable efforts to assure that each Investment, and the Fund’s overall portfolio adhere to these Investment Guidelines. At the same time, the Adviser reserves sufficient discretion to vary from these Investment Guidelines (except with respect to the 15% limitation on investments in private equity funds, except as otherwise permitted by position of the staff of the Securities and Exchange Commission) so that the Fund can appropriately and promptly respond to changes in market conditions and significant investment opportunities that may not lie squarely within the Investment Guidelines.

Investment Adviser and Sub-Adviser

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”), subject to the authority of the Board of Trustees, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in 2005 and is registered with the Securities and Exchange Commission as an investment adviser. Emerald is located at 3175 Oregon Pike, Leola, Pennsylvania 17540. Emerald is a wholly owned subsidiary of Emerald Advisers, LLC located at the same address as that of Emerald. As of March 31, 2022 Emerald Advisers, LLC and its affiliates had approximately $5.1billion in assets under management.

The Adviser may retain the services of an SEC-registered investment adviserto provide sub-advisory services to the Fund (a “Sub-Adviser”) .. Any Sub-Adviser is paid by the Adviser, not the Fund.

Fund Officer Services

Foreside Fund Officer Services, LLC (the “Fund Officer Services”) performs and coordinates fund officer services for the Trust either directly or through working with the Trust’s service providers. Services provided include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations.

Fund Administrator, Transfer Agent, Fund Accountant, Shareholder Servicing Agent, Custodian

U.S. Bancorp Fund Services, LLC d/b/a/ U.S. Bank Global Fund Services (the “Fund Administrator,” the “Transfer Agent” or “U.S. Bank”), provides certain administrative, accounting and transfer agency services to the Fund pursuant to the Fund Administration Servicing Agreement, the Fund Accounting Servicing Agreement and the Transfer Agent Servicing Agreement, each of which is between the Fund and U.S. Bank (each a “Service Agreement” and, collectively, the “Service Agreements”). For its services under each Service Agreement, the Fund pays U.S. Bank a fee and separate fixed fees for certain services. The Fund also reimburses U.S. Bank for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees are accrued and paid monthly by the Fund and the administrative fees are based on the average net assets for the prior month and subject to monthly minimums.

U.S Bank, N.A. (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian.

Fees and Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Management Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund.

U.S. Bank Global Fund Services is obligated to pay expenses associated with providing the services contemplated by its Fund Administration Servicing Agreement, Transfer Agent Servicing Agreement, and Fund Accounting Servicing Agreement with the Fund, including compensation of and office space for its officers and employees and administration of the Fund.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodians and transfer agent in connection with the Fund’s dividend reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund’s quarterly repurchase offers, (xii) servicing fees (including any Distribution and Service Fees in respect of Class I Shares, as described below), and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund were recorded as a reduction of capital of the Fund attributable to the shares.

The Fund has applied for exemptive relief from the SEC that will allow the Fund, subject to certain conditions, to adopt a Distribution and Service Plan with respect to Class I Shares in compliance with Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to [ ]% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares (the “Distribution and Service Fee”) to the Fund’s Distributor or other qualified recipients under the Distribution and Service Plan. The Distribution and Service Fee will be paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. For purposes of determining the Distribution and Service Fee only, the value of the Fund’s assets will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Service Fee payable. Class II Shares, when offered, will not be subject to the Distribution and Service Fee. Class II Shares will not be offered for sale until the Fund has received the requested exemptive relief from the SEC. As of the date of this Prospectus, the Fund had not received exemptive relief, and Class II Shares have not been offered for sale. There is no assurance that the Fund will be granted the exemptive order. See “Distribution and Service Plan.”

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the expenses incurred by the Fund, including, but not limited to, the Fund's organizational and offering expenses (other than legal fees incurred in connection with the organization and initial offering of the Fund paid by the Adviser) and the Fund's ordinary operating expenses (such as advisory fees payable to the Adviser, but excluding: (i) acquired fund fees and expenses; (ii) distribution fees; (iii) loan servicing fees; (iv) brokerage commissions and trading costs; (v) interest (including borrowing costs and overdraft charges); and (vi) extraordinary expenses, such as regulatory inquiry and litigation expenses)) ("Fund Operating Expenses") to the extent that they exceed _____% per annum of the Fund’s average daily net assets of the Fund (the “Operating Expense Limit”). If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio could exceed those amounts. Under certain conditions, the Adviser is entitled to recoup from the Fund: (1) any fees waived and/or expenses paid under the Expense Limitation Agreement for a period of up to three years from the date of the waiver and/or payment, and (2) any organizational and offering expenses of the Fund (excluding legal fees incurred in connection with the organization and initial offering of the Fund) paid by the Adviser prior to the commencement of operations of the Fund for a period of up to three years from the date the Fund commences operations; provided that such recoupment does not cause the total annual Fund Operating Expenses to exceed: (i) the Operating Expense Limit in effect at the time the fees were waived or expenses paid (in the case of organizational and offering expenses paid by the Adviser prior to the commencement of operations of the Fund, the initial Operating Expense Limit), or (ii) the Operating Expense Limit in place at the time of the recoupment. The Expense Limitation Agreement will remain in effect at least until ___________________, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. After ___________________, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.

The Offering

For Class I Shares, the minimum initial investment is $2,500 for a retail account and $1,000 for a retirement account. For Class II Shares, the minimum initial investment in regular accounts is $1,000,000 and $[   ] for retirement accounts However, the Fund, in its sole discretion, may accept investments below these minimums.

The Shares will be offered during an initial public offering and in a continuous offering thereafter. Shares will generally be offered for purchase on any day the New York Stock Exchange (“NYSE”) is open for business (each, a “Business Day”), except that Shares may be offered less frequently as determined by the Board in its sole discretion. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors.

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion.

Distribution Policy

The Fund normally pays dividends and capital gains, if any, on an annual basis, with certain other distributions from time to time as permitted by the 1940 Act and the Code.

Income dividend distributions are derived from interest and other income the Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

The Fund may make additional distributions and dividends at other times if the manager believes doing so may be necessary for the Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made. Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

Repurchase Offers

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. However, investors should not rely on repurchase offers being made in amounts in excess of 5% of Fund assets.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and no more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Risk Factors

The Fund is subject to substantial risks — including market risks and strategy risks. The Fund will also be subject to the risks associated with the investment strategies employed by the Adviser and any Sub-Adviser, which may include Asset-Backed Securities Risk, Below Investment Grade Securities Risk, Concentration Risk, COVID-19 Risk, Credit Risk, Cryptocurrency Exposure Risk, Cryptocurrency Miner Risk, Cybersecurity Risk, Direct Investment Risk, Direct Lending Risk, Direct Origination Risk, Distributed Ledger Technology (“DLT”) and Blockchain Investments Risk, Equity Securities Risk, Financial Sector Risk, Financial Technology Risk, Foreign Securities Risk, Geographic Focus Risk, Canadian Securities Risk, Extension Risk, Follow-On Investment Risk, Growth Stocks Risk, Inflation/Deflation Risk, Investment Opportunities Risk, Leverage Risk, LIBOR Risk, Liquidity Risk, Liquidity Risk of Investments, Loans Risk, Managed Portfolio Risk, Market Capitalization Risk, Market Events Risk, Market Risk, New Fund Risk, Non-Diversification Risk, Prepayment Risk, Primary Commitment Risk, Private Credit Risk, Portfolio Funds Risk, Repurchase Policy Risks, Limited Operating History of Fund Risk, Real Estate Securities and REITs Risk, Small and Middle Market Companies Risk, Secondary Investments Risk, Special Purpose Acquisition Company Risk, Syndicated Loan Risk, Underlying Fund Risk, Valuation Risk. While the Adviser and the Sub-Adviser will attempt to moderate any risks, there can be no assurance that the Fund’s investment activities will be successful or that the investors will not suffer losses. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Adviser and the Sub-Adviser and their affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. Prospective investors should review carefully the “PRINCIPAL RISK FACTORS” section of this Prospectus. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. Past results of the Adviser, the Sub-Adviser, their respective principals, and the Fund are not indicative of future results. See “PRINCIPAL RISK FACTORS.”

Summary of Taxation

The Fund has elected to be treated and qualify as a regulated investment company (a “RIC”) for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes out all of its income and gains each year. See “TAXES.”

FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, through the Fund’s investments. More information about these and other discounts is available from your financial professional and in the section titled “Purchasing Shares” beginning on page [ ] of this Prospectus.

TRANSACTION EXPENSES:	Class I Shares	Class II Shares
Maximum Sales Charge (Load) (as a percentage of subscription amount)	0.00%	0.00%
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO SHARES)(1)
Management Fees(2)	[ ]%	[ ]%
Distribution and Service Fee(3)	[ ]%	[ ]%
Fees and Interest Payments on Borrowed Funds(4)	[ ]%	[ ]%
Acquired Fund Fees and Expenses(4)	[ ]%	[ ]%
Other Expenses(4)	[ ]%	[ ]%
Total Annual Expenses	[ ]%	[ ]%
Less: Amount Paid or Absorbed Under Expense Limitation and Reimbursement Agreement(6)	[ ]%	[ ]%
Net Annual Expenses(5)	[ ]%	[ ]%

(1)	This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. For purposes of determining net assets in fee table calculations, derivatives are valued at market value.

(2)	Management Fees include the Investment Management Fee paid to the Adviser at an annual rate of [ ]% payable monthly in arrears, accrued daily based upon the Fund’s average daily net assets. Management Fees also include fees of the Sub-Adviser. The fees the Sub-Adviser charge the Adviser are based on the Sub-Adviser’s sub-advisory agreement. The Investment Management Fee paid to the Adviser will be paid out of the Fund’s assets. Such management fees are paid before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

(3)	Investors in Class I Shares may pay a Distribution and Service Fee of up to [ ]% on an annualized basis of the aggregate net assets of the Fund to the Fund’s Distributor or other qualified recipients. Payment of the Distribution and Service Fee will be governed by the Distribution and Service Plan for the Fund in compliance with Rule 12b-1 under the 1940 Act. See "DISTRIBUTION AND SERVICE PLAN."

(4)	Fees and Interest Payments on Borrowed Funds, “Other Expenses” (as defined below), and Acquired Fund Fees and Expenses represent estimated amounts for the current fiscal year.

(5)	The Adviser and the Fund have entered into an expense limitation and reimbursement agreement under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that such expenses exceed [ ]% per annum of the Fund’s average daily net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect for at least one year after the date the SEC declares the Fund’s registration statement filed in connection with this offering effective, unless and until the Board approves its modification or termination. The Fund does not anticipate that the Fund’s Board of Trustees will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to the Adviser. After one year from the effective date of the registration statement, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion. See “Management of the Fund.”

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, is an estimate based on anticipated investments in the Fund and anticipated expenses for the current fiscal year of the Fund’s operations, and includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator and custodian. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT MANAGEMENT FEE,” “ADMINISTRATION,” “FUND EXPENSES,” “DISTRIBUTION AND SERVICE PLAN” and “PURCHASING SHARES.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown (except that the example reflects the expense limitation for the 1 Year period and the first two years of the 3 Years, 5 Years and 10 Years periods in the example). The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the Securities and Exchange Commission (the “SEC”) applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

EXAMPLE

CLASS I SHARES

You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$[ ]	$[ ]	$[ ]	$[ ]

CLASS II SHARES

You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$[ ]	$[ ]	$[ ]	$[ ]

The examples are based on the annual fees and expenses set out in the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

FINANCIAL HIGHLIGHTS

Because the Fund has no performance history as of the date of this Prospectus, there are no financial highlights for the Fund.

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the amount of the Fund’s fees and expenses (including, without limitation, offering expenses not paid by the Adviser), will be invested by the Fund in accordance with the Fund’s investment objectives and strategies as soon as practicable after receipt, consistent with market conditions and the availability of suitable investments. Delays in fully investing the Fund’s assets may occur, for example, because of the time required to access appropriate Direct Investments and investments in Portfolio Funds and the Adviser’s ability to find suitable investments may be delayed. While the Fund’s investments are expected to be partially-invested within three months, the aforementioned delays may inhibit the Fund from being fully-invested until [    ] months.

Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund’s investment objectives and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVES

The Fund seeks capital appreciation. Income is a secondary objective. There can be no assurance that the Fund will achieve its investment objectives.

Except as otherwise indicated, the Fund may change its investment objectives and any of its investment policies, restrictions, strategies, and techniques without Shareholder approval. The investment objectives of the Fund are not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the 1940 Act) of the Fund’s outstanding Shares.

INVESTMENT STRATEGIES AND OVERVIEW OF INVESTMENT PROCESS

The Fund attempts to achieve its investment objectives by pursuing attractive yield-adjusted returns by allocating the portfolio between public equity investments, private equity investments and yield generating investments.

Public Equity Investments

The Fund seeks to achieve its investment objective using the Adviser’s in-depth fundamental, bottom up research process to acquire positions in public companies capitalizing on compelling deal flow opportunities. Through the application of specialized analysis and expertise the Adviser intends to invest in a concentrated portfolio of investments that in the view of the Adviser represents the most attractive opportunities. The Fund’s primary public equity strategy will focus on the fundamental analysis of, and investments in a wide variety of industries but focusing on financial technology companies. The Adviser defines financial technology as the application of new technological advancements to products and services in the financial industry, seeking to improve and automate the delivery and use of financial services. Financial technology helps companies and consumers better manage their financial operations by utilizing specialized software. Financial technology companies compete with traditional financial methods in the delivery of financial services. Mobile banking, peer-to-peer lending, decentralized ledger technology and cryptocurrency are examples of financial technology. Financial technology companies use financial technology and include but are not limited to banks, thrifts, asset managers, insurance companies, payment processors, transaction processors, digital asset related companies and real estate investment trusts. . The Fund will not directly hold cryptocurrencies or invest in initial coin offerings, but may have indirect exposure to cryptocurrencies through other investment vehicles that hold cryptocurrencies. The Fund also may invest in cryptocurrency mining companies. Additionally, the Fund may invest in companies not directly engaged in the financial services industry, but which the Adviser has deemed as potentially profiting from technology-related advancements and innovations.

The Adviser believes that the Fund will benefit from the expertise and portfolio management capability that the Adviser has developed to select, purchase, and monitor public equity investments. This analysis utilizes a growth approach to choosing securities based upon fundamental research which attempts to identify companies whose earnings growth rate exceeds that of their peer group, exhibit a competitive advantage in niche markets, or do not receive significant coverage from other institutional investors.

The Fund can invest in companies from a wide range of industries and of various sizes. The Fund will invest primarily in mid and small-size companies. The Adviser typically defines mid-size companies as those having a market capitalization equal to or less than that of the largest companies in the Russell 3000® Growth Index. As of May 7, 2021, the Russell 3000® Growth Index included securities issued by companies that ranged in size between $257.1 million and $2.172 trillion. The Adviser typically defines small-size companies as those having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Growth Index. As of May 7, 2021, the Russell 2000 Growth Index included securities issued by companies that ranged in size between $257.1 million and $7.3 billion .

Private Equity Investments

The Fund may obtain exposure to private equity by investing in: (i) direct investments (i.e. positions in the equity or debt of operating companies) (“Direct Equity Investments” or “Direct Credit Investments,” respectively, and together, “Direct Investments”). The Fund also may obtain private equity exposure through; (ii) secondary purchases (i.e. purchases of existing interests that are acquired on the secondary market) of private investment funds that follow private equity strategies (“Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”); (iii) primary fund commitments (i.e. commitments to new private equity, private credit, or other private funds) (“Primary Fund Commitments”).

The Fund’s private equity strategy, like its public equity strategy, will focus on the fundamental analysis of, and investments in a wide variety of industries but focusing on financial technology companies.

Manager selection: To the extent the Fund invests in Portfolio Funds, the Adviser allocates the Fund’s assets amongst Portfolio Fund Managers in percentages determined by the Adviser in its discretion. The Adviser selects Portfolio Fund Managers by using proprietary information on thousands of current and prospective investment firms. The Adviser also utilizes external sources to provide information on potential Portfolio Fund Managers. We The Adviser does not rely on generic manager database products, instead leveraging its long term relationships with key players in the industry.Portfolio construction and security selection: The Adviser believes that private equity is governed by fundamentals similar to those present in public equity markets. The Adviser may invest in companies of all stages, seed through growth, and directly invest with companies from early/mid stage through growth where the following advantages are observed:

●	Value-adding activities that are pursued by the general partners of private equity funds. An assortment of acquisitions, divestitures, cost cuts, recapitalizations, and revenue enhancement strategies go far beyond the third-party buy/sell analyses performed by public equity managers.

●	Private equity managers that monitor risk and adjust business plans proactively throughout the course of a quarter.

●	Discounted valuations that may also add a small measure of diversification.

Yield Generating Investments

The Fund seeks to achieve its investment objective through the use of loans and other debt investments. The Advisers expects that most or all of the investments held by the Fund in this type of vehicle will typically be below investment grade.

The Fund will typically acquire loans directly in a transaction arranged through an agent or by assignment from another holder of the loan. Investments may also include asset-backed securities (“ABS”) including mortgage-backed securities (“MBS”) and securities backed by other forms of loans or securities. The Fund may invest in mutual funds and/or exchange-traded funds (“ETFs”) which invest in any of the previously mentioned type+s of fixed income securities. The mutual funds and ETFs in which the Fund invests have an investment objective similar to that of the Fund or are otherwise permitted investments in accordance with the Fund’s investment policies described herein.

The Adviser considers several factors when purchasing investments of this type, such as fundamental analysis of the issuer, the credit quality of the issuer and any collateral securing the investment, the issuer’s management, capital structure, leverage, operational performance, and the business outlook for the industry of the issuer. Floating rate investments include, without limitation, floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market funds.

The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets, including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may also use leverage generated by reverse repurchase agreements, dollar rolls and similar transactions. The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage could cause the Fund’s NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does use leverage, what percentage of its assets such leverage will represent.

The Fund will adhere to the following investment criteria:

1.	Geography. Investments may be located anywhere in the United States or Canada, with up to 30% of the portfolio comprising companies outside of North America.

2.	Investment Types.
●	Public equity investments may take the form of common stock, preferred stock, warrants, debt, sub debt, private investment in public equity ("PIPEs") and/or other financial instruments.

●	Private equity investments may take the form of Direct Investments or investments in Portfolio Funds. The Fund's investments in Portfolio Funds that are excluded from the definition of "investment company" pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act will be limited to no more than 15% of the Fund's assets.

●	Yield generating investments may take the form of all types of floating rate investments, including (without limitation) floating rate loans, MBS, ABS, other floating rate debt securities, money market securities of all types, repurchase agreements, as well as mutual funds (including money market funds) and ETFs which invest in floating rate investments.

3.	Diversification. The Fund will hold no more than 20% of its assets in a single asset/issuer.

4.	Ownership Limitation. The Fund will acquire 9.99% or less of the outstanding stock of any company (whether a Direct Investment or a company whose stock is traded publicly).

General Interpretation. The Adviser will use commercially-reasonable efforts to assure that each investment, and the Fund’s overall portfolio adhere to its investment strategy. The Adviser shall have sufficient discretion to reasonably and sensibly interpret the Investment Strategy (except with respect to the 15% limitation on investments in private equity funds, except as otherwise permitted by position of the staff of the Securities and Exchange Commission) so that the Fund can appropriately and promptly respond to changes in market conditions and significant investment opportunities that may not lie squarely within the investment guidelines.

PRINCIPAL RISK FACTORS

The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective.

The following risks could affect the value of your investment in the Fund:

Asset-Backed Securities Risk: Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities. An investment in subordinated (residual) classes of asset-backed securities is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk, regulatory risk pertaining to the Fund’s ability to collect on such securities and liquidity risk.

Below Investment Grade Securities Risk: The Fund’s investment in below-investment grade loans or other fixed-income securities (i.e., high-yield or junk) exposes the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade bonds or loans or other similarly rated debt securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. If there is a “flight to safety,” the market’s perception of “high yield” securities may turn negative, and these types of securities may become perceived as “high risk.”

Canadian Securities Risk: The Fund may invest in the securities of companies listed for trading in Canada. Investments in Canadian issuers may subject the Fund to regulatory, political, currency, security and economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

Co-Investment Exemptive Relief Risk. The 1940 Act prohibits the Fund from making certain co-investments with affiliates unless it receives an order from the SEC permitting it to do so. The Fund, the Adviser and/or the Sub-Adviser intend to seek exemptive relief from the provisions of Sections 17(d) of the 1940 Act to co-invest in certain privately negotiated investment transactions with current or future business development companies, private funds, separate accounts, or registered closed-end funds that are advised by the Adviser, the Sub-Adviser or their respective affiliated investment advisers (collectively, the Fund’s “co-investment affiliates”), subject to the satisfaction of certain conditions. There is no assurance that the Fund, the Adviser and/or the Sub-Adviser will receive such exemptive relief, and if they are not able to obtain the exemptive relief, the Fund will not be permitted to make certain co-investments alongside other clients of the Adviser and/or the Sub-Adviser. This may reduce the Fund’s ability to deploy capital and invest its assets. The Fund may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available through co-investment opportunities.

Concentration Risk: The Fund concentrates its investments in individual issuers to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

COVID-19 Risk: The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

Credit Risk: The risk that money lent to a company through a bond or bank loan will not be repaid. This risk is higher for high yield instruments in which the Fund will invest than for higher-rated investment grade corporate paper. However, no rating level is immune from default. High yield bonds, loans and other types of high yield debt securities have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings and may be highly leveraged.

Cryptocurrency Exposure Risk: Cryptocurrency, often referred to as virtual currency or digital currency, operates as a decentralized, peer-to-peer financial exchange and value storage that is used like money. The Fund may have exposure to cryptocurrency, indirectly through an investment in an investment vehicle. Cryptocurrencies operate without central authority or banks and is not backed by any government. Cryptocurrencies may experience very high volatility and related investment vehicles may be affected by such volatility. Cryptocurrency is not legal tender. Federal, state or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the U.S. is still developing. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware. Cryptocurrency markets are also potentially subject to market manipulation. As the Fund will not invest directly in cryptocurrencies and indirect cryptocurrency exposure will only be one component of the Fund’s investments, the Fund is not expected to track the price movements of cryptocurrencies.

Cryptocurrency Miner Risk.

Cryptocurrency miners and other necessary hardware are subject to malfunction, technological obsolescence, the global supply chain and difficulty and cost in obtaining new hardware. Cryptocurrency miners are subject to malfunctions and normal wear and tear, and, at any point in time, a certain number of cryptocurrency miners are typically off-line for maintenance or repair. The physical degradation of miners will require replacement of miners that are no longer functional. If there is a model wide component malfunction whether in the hardware or the software that powers these miners, the percentage of offline miners could increase substantially, disrupting mining operations. Any major cryptocurrency miner malfunction out of the typical range of downtime for normal maintenance and repair could cause significant economic damage. Additionally, as technology evolves, there may be a need to acquire newer models of miners to remain competitive in the market. New miners can be costly and may be in short supply. Given the long production period to manufacture and assemble cryptocurrency miners and the current global semiconductor chip shortage, there can be no assurance that miners can acquire enough cryptocurrency mining computers or replacement parts on a cost-effective basis for the maintenance and expansion necessary for efficient cryptocurrency mining operations. Many engaged in mining rely on third parties, principally located in China, to supply cryptocurrency miners and shortages of cryptocurrency miners or their component parts, material increases in cryptocurrency miner costs, or delays in delivery of orders, including due to trade restrictions and COVID-19 supply chain disruptions, could significantly interrupt plans for expanding cryptocurrency mining capacity in the near term and future. Shortages of cryptocurrency mining computers could result in reduced cryptocurrency mining capacity and increased operating costs, which could materially delay the completion of any planned cryptocurrency mining capacity expansion and result in a competitive disadvantage.

Cybersecurity Risk. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. In addition, the Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Direct Investment Risk. The Fund may make Direct Investments on an opportunistic basis. There can be no assurance that the Fund will be given Direct Investment opportunities, or that any Direct Investment offered to the Fund would be appropriate or attractive to the Fund. Direct investments generally are more concentrated than investments in Portfolio Funds, which generally hold multiple portfolio companies. Due diligence will be conducted on Direct Investment opportunities; however, the Adviser or Sub-Adviser may not have the ability to conduct the same level of due diligence applied by a Portfolio Fund Manager. In addition, there may be limited opportunities to negotiate the terms of such Direct Investments. However, in instances where the terms of a Direct Investment are negotiable, such terms may be heavily negotiated and may incur additional transactional costs for the Fund. As is typical in such matters, the Adviser or Sub-Adviser, as applicable, generally will rely on the Portfolio Fund Manager or sponsor offering such Direct Investment opportunity to perform most of the due diligence on the relevant company and to negotiate terms of the Direct Investment.

The Fund may indirectly make binding Direct Investment commitments without an ability to participate in the management and control of, and with no or limited ability to transfer its interests in, the pertinent operating company. In some such cases, the Fund may be obligated to fund its entire Direct Investment commitment up front, and in other cases the Fund is expected to make commitments to fund Direct Investments from time to time as called by the portfolio company manager or the sponsor that is managing such Direct Investment. Generally, neither the Adviser, Sub-Adviser nor the Fund will have control over the timing of capital calls or distributions received from such Direct Investment, or over investment decisions made in such Direct Investments.

Direct Lending Risk. To the extent the Fund is the sole lender in privately offered debt, it may be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt (e.g., the mortgage or, in the case of a mezzanine loan, the pledge). This may increase the risk and expense to the Fund compared to syndicated or publicly offered debt.

Direct Origination Risk. A portion of the Fund’s investments may be originated. Competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing or the decrease of interest income from loans originated by the Fund, which may further limit its ability to generate desired returns. Also, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future, and the Fund may not be able to take advantage of attractive investment opportunities from time to time.

In addition, the Fund may originate certain of its investments with the expectation of later syndicating a portion of such investment to third parties. Prior to such syndication, or if such syndication is not successful, the Fund’s exposure to the originated investment may exceed the exposure that the Adviser intended to have over the long-term or would have had had it purchased such investment in the secondary market rather than originating it.

Distributed Ledger Technology (“DLT”) and Blockchain Investments Risk.

The Fund may invest in companies that are engaged in the use of, or have exposure to, DLT and blockchain. Distributed ledger technology (“DLT”) is similar to a database that is consensually shared, replicated, and synchronized. When an individual deposits a sum of money into a banking institution, the individual expects that the sum will be there until they decide to exchange it for goods or services. The individual expects the bank will have an accurate record of the transaction, such as the amount, depositor, date, and time of the deposit. More broadly, society relies on central repositories, such as banks or governments, to collect, maintain, and protect the recorded actions of individuals or institutions. DLT differs from centralized repositories in that it decentralizes the source of such expectations. An individual deposits funds into a digital wallet and the value is captured on the DLT. If this individual purchases a digital song, the transaction is captured in the DLT along with the change in fund level in the individual’s digital account. The bank is not required as a third party. Instead, the record is recorded in the DLT and shared by all the parties with access on the network.

Blockchain is a type of DLT and contains three core parts, the block, the chain, and the network.

The “Block” is a list of recorded transactions that remain on the chain forever. Transactions can represent virtually any type of activity from registering a land deed to a single purchase. Any rules relating to the block itself are established when the network is first created. For example, the maximum number of transactions in a block or the size of each block can be limited.

The “Chain” is created when the block reaches its maximum size of transactions; it is chained or linked to the preceding block through a “hash.” A hash is an algorithm that takes a variable string of data and generates a fixed length value. The hash value of one block is inserted into the next block. This makes a link between the new block and the previous block. Repeating a hash function on an unaltered block of data will always generate the same fixed-length value. If a block of data is altered, the resulting hash output will be different. A user can then see the hashes are different and will know the original block has been altered and may no longer be trustworthy.

The “Network” is a cluster of servers or “nodes” running a blockchain. Each node contains the complete record of all transactions on a blockchain. No centralized "official" copy exists and no node is "trusted" more than another. The data integrity is maintained by the blockchain’s replication on all of the nodes. Each blockchain has its own rules or algorithms governing how nodes validate transactions intended for entry into the blockchain. These rules are called a consensus mechanism and are established when the blockchain is created. Each blockchain has its own consensus mechanism depending on the type of transaction it is capturing. Some consensus mechanisms are known as “proof of work”, “proof of space” or “proof of stake.” These mechanisms facilitate authenticity, or the immutability of transaction records.

DLT companies are those committing material resources to developing, researching, supporting, innovating or utilizing DLT technology for their proprietary use or for use by others (“DLT Companies”). These DLT Companies are committing material resources to further the use and deployment of DLT, including blockchain, to seek to, for example, streamline the distribution and verification of cross-border payments; more efficiently store and secure cloud-based digital data; facilitate trusted transactions based on data security and privacy; and mitigate risk in supply chain management, among other uses.

Blockchain technology is an emerging technology that is capable of redefining how a record of value is transacted. Blockchain technology seeks to solve transactional challenges of counterparty trust and the need for a central repository or ledger by providing a transparent and secure process to transfer and digitally record information on a shared transaction database through a secure, decentralized, peer-to-peer distributed ledger. In this regard, it is designed to seek to facilitate the transfer of information or property between users such that the transfer is secure and known to all participants and shared across a distributed network where, once verified, the legitimacy of the transfer is established. Blockchain technology may be used to support a vast array of business applications in many different industries and markets, and the extent of its versatility has not yet been fully explored.

An investment in these companies may be subject to the following risks:

●	The technology is new and many of its uses may be untested. The mechanics of using DLT to transact in other types of assets, such as securities or derivatives, is relatively new and untested. There is no assurance that widespread adoption will occur. A lack of expansion in the usage of DLT and/or blockchain technology could adversely affect an investment in Fund. A breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains. Furthermore, DLT and blockchain technology is subject to a rapidly-evolving regulatory landscape in the United States and in other countries, which might include security, privacy or other regulatory concerns that could require changes to blockchain networks.

●	Theft, loss or destruction. Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss or destruction of these keys impairs the value of ownership claims users have over the relevant assets being represented by the ledger (whether “smart contracts,” securities, currency or other digital assets). The theft, loss or destruction of private or public keys needed to transact on a blockchain could also adversely affect a company’s business or operations if it were dependent on the ledger.

●	Cyber security incidents. Cyber security incidents may compromise an issuer, its operations or its business. Cyber security incidents may also specifically target a user’s transaction history, digital assets, or identity, thereby leading to privacy concerns. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

●	Developmental risk. DLT and/or Blockchain technology may never develop optimized transactional processes that lead to realized economic returns for any company in which the Fund invests. Companies that are developing applications of blockchain technology applications may not in fact do so or may not be able to capitalize on those blockchain technologies. The development of new or competing platforms may cause consumers and investors to use alternatives to blockchains.

●	Intellectual property claims. A proliferation of recent startups attempting to apply DLT or blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to DLT or blockchain platforms that permit transactions in digital securities. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the viability of DLT or blockchain may adversely affect an investment in the Fund.

●	Lack of liquid markets, and possible manipulation of blockchain-based assets. Digital assets that are represented and trade on a blockchain may not necessarily benefit from viable trading markets. Stock exchanges have listing requirements and vet issuers, and perhaps users. These conditions may not necessarily be replicated on a blockchain, depending on the platform’s controls and other policies. The more lenient a blockchain is about vetting issuers of digital assets or users that transact on the platform, the higher the potential risk for fraud or the manipulation of digital assets. These factors may decrease liquidity or volume, or increase volatility of digital securities or other assets trading on a blockchain.

●	Lack of regulation. Digital commodities and their associated platforms are largely unregulated, and the regulatory environment is rapidly evolving. Because blockchain works by having every transaction build on every other transaction, participants can self-police any corruption, which can mitigate the need to depend on the current level of legal or government safeguards to monitor and control the flow of business transactions. As a result, companies engaged in such blockchain activities may be exposed to adverse regulatory action, fraudulent activity or even failure.

●	Increased regulatory risk. Many DLT and blockchain companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is significant risk that regulatory oversight could increase in the future. For example, companies that operate trading platforms and/or exchanges may face heightened regulatory risks associated with their operations. The SEC has made several public statements indicating that some cryptocurrency exchanges may be operating unregistered securities exchanges in violation of applicable regulations. In August 2021, the SEC settled charges with Poloniex for selling digital asset securities between 2017 and 2019 without registering as a national securities exchange. Higher levels of regulation could increase costs and adversely impact the current business models of some DLT and blockchain companies and could even result in the outright prohibition of certain business activities. For example, on September 24, 2021, multiple Chinese regulators issued prohibitions on all cryptocurrency transactions and mining. Any further restrictions imposed by governments, including China or the United States of America, on crypto-currency related activities may adversely impact DLT and blockchain companies and in turn the Fund. These companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Companies involved in digital assets may face slow adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies.

●	Third party product defects or vulnerabilities. Where blockchain systems are built using third party products, those products may contain technical defects or vulnerabilities beyond a company’s control. Open-source technologies that are used to build a blockchain application may also introduce defects and vulnerabilities.

●	Reliance on the Internet. Blockchain functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and adversely affect the Fund.

●	Line of business risk. Some of the companies in which the Fund may invest are engaged in other lines of business unrelated to DLT or blockchain and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to its use of DLT or blockchain, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Equity Securities Risk: The risks associated with investing in equity securities of companies include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. The price of equity securities can decline significantly in response to issuer, political, market, and economic developments including interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues.

Extension Risk. Rising interest rates tend to extend the duration of long-term, fixed rate securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Financial Sector Risk. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and it can fluctuate as a result of increased competition or changing interest rates. In addition, events in the financial sector over the past several years have resulted in reduced liquidity in credit and a high degree of volatility in the financial markets. This situation has negatively affected many financial services companies, such as by causing such companies’ values to decline.

Financial Technology Risk: Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. Financial technology companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. These financial technology companies may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future. Additionally, financial technology companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacksand disruptions in the technology they depend on. Many financial technology companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is significant risk that regulatory oversight could increase in the future. Higher levels of regulation could increase costs and adversely impact the current business models of some financial technology companies.

Follow-On Investment Risk: Following an initial Direct Investment in a portfolio company, the Fund may make additional investments in that portfolio company as “follow-on” investments, including exercising warrants, options or convertible securities that were acquired in the original or subsequent financing; in seeking to: (i) increase or maintain in whole or in part the Fund’s position as a creditor or the Fund’s equity ownership percentage in a portfolio company; or (ii) preserve or enhance the value of the Fund’s investment. The Fund has discretion to make follow-on investments, subject to the availability of capital resources. Failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of an underlying portfolio company and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase its participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, the Adviser may elect not to make a follow-on investment because the Adviser may not want to increase the Fund’s level of risk or because the Adviser prefers other opportunities for the Fund.

Foreign Securities Risk: To the extent the Fund invests in securities of foreign (non-U.S.) companies, the Fund may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

Geographic Focus Risk: A geographic focus in a particular region may expose the Fund to an increased risk of loss due to risks associated with that region. Certain regions from time to time will experience weaker economic conditions than others and, consequently, will likely experience higher rates of delinquency and loss than on similar investments across the geographic regions to which the Fund is exposed.

Growth Stocks Risk: Growth-oriented stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall. In addition, if the market does not come to share the Adviser’s assessment of an investment’s long-term growth, the Fund may underperform other mutual funds or stock indexes.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Investment Opportunities Risk. On an ongoing basis, it cannot be certain that the Adviser will be able to continue to locate a sufficient number of suitable investment opportunities to allow the Fund to fully implement its investment strategy. The business of identifying private equity opportunities is highly competitive and involves a high degree of uncertainty. There may be intense competition for investments of the type in which the Fund intends to invest, and such competition may result in less favorable investment terms than would otherwise be the case. Additional funds with similar investment objectives may be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities may increase, which may also require the Fund to participate in competitive bidding situations, the outcome of which cannot be guaranteed, thus reducing the number of investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made. Participation in competitive bidding situations will also increase the pressure on the Fund with respect to pricing of a transaction. Moreover, the Fund may incur bid, due diligence or other costs on investments which may not be successful. As a result, the Fund may not recover all of its costs, which would adversely affect returns. In addition, certain of the Fund’s Direct Investments may require substantial due diligence and structuring, and the Fund may not be able to achieve its anticipated investment pace. These factors increase the uncertainty, and thus the risk, of investing in the Fund. To the extent the Fund is unable to deploy its capital, its returns will likely be materially adversely affected.

Leverage Risk: The use of leverage can create risks. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The Fund may also invest in Portfolio Funds, or make Direct Investments in companies, which utilize leverage.

LIBOR Risk. LIBOR has been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Instruments in which the Fund invests may have historically paid interest at floating rates based on LIBOR or may have been subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may have also historically obtained financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests have also paid interest at floating rates based on LIBOR. In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, ICE announced that all LIBOR settings will either cease to be provided by any administrator or no longer be representative: (a) immediately after December 31, 2021, in the case of the 1-week and 2-month U.S. dollar LIBOR settings; and (b) immediately after June 30, 2023, in the case of the remaining U.S. dollar LIBOR settings.

On July 29, 2021, the U.S. Federal Reserve, in connection with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, formally recommended the forward-looking Secured Overnight Financing Rate (“SOFR”) term rates proposed by CME Group, Inc. as the replacement for U.S. dollar LIBOR, marking the final step in the ARRC’s Paced Transition Plan implemented to encourage the adoption of SOFR. In addition, as of the date of this prospectus, the current nominated replacement for GBP-LIBOR is the Sterling Overnight Interbank Average Rate (“SONIA”). In July 2020, Bloomberg began publishing fall-backs that the International Swaps and Derivatives Association (“ISDA”) intends to implement in lieu of LIBOR with respect to swaps and derivatives. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, including SONIA, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which benchmark rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors after the discontinuation thereof and there can be no assurance that any such replacement benchmark rate(s) will attain market acceptance.

Any transition away from LIBOR to one or more alternative benchmark rates is complex and could have a material adverse effect on the Fund’s business, financial condition and results of operations, including, without limitation, as a result of any changes in the pricing and/or availability of the Fund’s investments, negotiations and/or changes to the documentation for certain of the Fund’s investments, the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation, basis risks between investments and hedges, basis risks within investments (e.g., securitizations), costs of modifications to processes and systems, and/or costs of administrative services and operations, including monitoring of recommended conventions and benchmark rates, or any component of or adjustment to the foregoing.

It is not possible to predict whether there will be any further changes in the methods pursuant to which the LIBOR rates are determined and any other reforms to LIBOR that will be enacted in the United States, the U.K. or elsewhere, or the effects thereof. Any such changes or further reforms to LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR rates, which could have a material adverse impact on the value of the Fund’s investments and any payments linked to LIBOR thereunder.

LIBOR is likely to perform differently than in the past until the final phase-outs in 2023 and, ultimately, cease to exist as a global benchmark going forward. Until an alternative benchmark rate(s) becomes generally accepted and regularly implemented in the market, the uncertainty as to the future of LIBOR, its eventual phase-out, the transition to one or more alternate benchmark rate(s), and the implementation of such new benchmark rate(s) may impact a number of factors, which, either alone or in the aggregate, may cause a material adverse effect on the Fund’s performance and ability to achieve its investment objective. Such factors include, without limitation: (i) the administration and/or management of portfolio of investments, including (a) cost of funding or other operational or administrative costs, (b) costs incurred to transition to and implement a substitute index or benchmark rate(s) for purposes of calculating interest, (c) costs of negotiating with counterparties with respect to an acceptable replacement calculation and potential amendments to existing debt instruments or credit facilities currently utilizing LIBOR to determine interest rates, and/or (d) costs of potential disputes and/or litigation regarding interest calculation, loan value, appropriateness or comparability of any new benchmark rate(s) or any other dispute over terms relating to or arising from any of the foregoing; (ii) the availability (or lack thereof) of potential investments in the market during the transition period; (iii) the time periods necessary to make investments and deploy capital during the transition period; (iv) the calculation and value of investments and overall cash flows, profitability and performance; (v) the liquidity of investments in the secondary market or otherwise, and the asset-liability management strategies available; (vi) basis risks between investments and hedges and basis risks within investments (e.g., securitizations); or (vii) any mismatch, during a transition period or otherwise, between a benchmark rate used for leverage facilities and another used for one or more of the Fund’s investments.

Limited Operating History of Fund Risk. The Fund is newly organized and has no history of operations for investors to evaluate. If the Fund receives subscriptions below its projection during its first fiscal period of operations, it may experience a higher than expected expense ratio, subject to the Expense Limitation Agreement (see “Fund Expenses”) and may not achieve operational efficiencies. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Liquidity Risk: The Fund is a closed-end investment company structured as an “interval fund” and designed for long- term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Liquidity Risk of Investments: The Fund expects to invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities may be volatile and the Fund may not be able to sell them when the Adviser or Sub-Adviser desires to do so or to realize what the Adviser or Sub-Adviser perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

High yield debt instruments tend to be less liquid than higher quality debt instruments, meaning that it may be difficult to sell high yield debt instruments at a reasonable price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Loans and other securities may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Additionally, loan transactions may require extended settlement periods before cash is received.

At any particular time, the Fund’s Portfolio Fund investments or Direct Investments may not have a readily available secondary market to exit positions, or timing with respect to these exit opportunities may be inopportune. As such, the ability to exit from and liquidate portfolio holdings may be constrained. The Fund may also make investments that may not be advantageously disposed of prior to the date that the Fund will be wound-up and dissolved, either by expiration of the Fund’s term or otherwise. The Fund may have to sell, distribute or otherwise dispose of investments at a disadvantageous time as a result of dissolution.

Loans Risk.

Secured debt. Secured debt holds the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the borrower to raise additional capital. Also, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. In some circumstances, the Fund’s security interest could be subordinated to claims of other creditors. In addition, any deterioration in a borrower’s financial condition and prospects, including any inability on its part to raise additional capital, may result in the deterioration in the value of the related collateral. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the investment terms or at all, or that the Fund will be able to collect on the investment should the Fund be forced to enforce its remedies. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans, including delayed draw term loans and revolving facilities, upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its Subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Second lien and subordinated loans. The Fund may invest in secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the rights the Fund may have with respect to the collateral securing the loans the Fund makes to borrowers with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that the Fund may enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: (i) the ability to cause the commencement of enforcement proceedings against the collateral; (ii) the ability to control the conduct of such proceedings; (iii) the approval of amendments to collateral documents; (iv) releases of liens on the collateral; and (v) waivers of past defaults under collateral documents. The Fund may not have the ability to control or direct such actions, even if the Fund’s rights are adversely affected.

Unsecured loans. The Fund may make unsecured loans to borrowers, meaning that such loans will not benefit from any interest in collateral of such borrowers. Liens on such a borrower’s collateral, if any, will secure the borrower’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the borrower under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Fund’s unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then the Fund’s unsecured claims generally would rank equally with the unpaid portion of such secured creditors’ claims against the borrower’s remaining assets, if any.

Managed Portfolio Risk: The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Market Capitalization Risk

Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of midcapitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. ◦

Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Market Events Risk: U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These developments as well as other events, such as the U.S. presidential election, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated.

The United Kingdom (“UK”) left the European Union (“EU”) on January 31, 2020, and a transition period during which the UK and EU negotiated terms of departure ended on December 31, 2020. The departure is commonly referred to as “Brexit.” The UK and EU reached an agreement, effective January 1, 2021, on the terms of their future trading relationship, which principally relates to the trading of goods. Further discussions are expected to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Brexit may have significant political and financial consequences for the Eurozone markets and broader global economy, including greater volatility in the global stock markets and illiquidity, fluctuations in currency and exchange rates, and an increased likelihood of a recession in the UK. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact investments in securities issued by companies located in EU countries. Brexit also may cause additional member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. As a result, markets in the UK, Europe and globally could experience increased volatility and illiquidity, and potentially lower economic growth which in return could potentially have an adverse effect on the value of the Fund’s investments. Market disruption in the EU and globally may have a negative effect on the value of the Fund’s investments. Additionally, there could be additional risks if one or more additional EU member states seek to leave the EU.

Russia's recent military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this Prospectus.

Market Risk: Securities markets are volatile and can decline significantly in response to issuer, political, market, and economic developments including interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues. Historically, markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. The Fund’s portfolio securities can be affected by events that affect the securities markets generally or particular segments of the market in which the Fund has invested. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

New Fund Risk: The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.

Non-Diversification Risk: Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a great degree than if the Fund held a more diversified portfolio.

Operational Risk: An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

The Fund’s business is highly dependent on the communications and information systems of the Adviser and/or the Sub-Adviser. In addition, certain of these systems are provided to the Adviser and/or the Sub-Adviser by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in the Fund’s activities that could materially and adversely affect the Fund’s operations.

Portfolio Fund Risk: The Fund may invest in Portfolio Funds that are not registered as investment companies. As a result, the Fund as an investor in these funds would not have the benefit of certain protections afforded to investors in registered investment companies. The Fund may not have the same amount of information about the identity, value, or performance of the Portfolio Funds’ investments as such Portfolio Funds’ managers. Investments in Portfolio Funds generally will be illiquid and generally may not be transferred without the consent of the fund. The Fund may be unable to liquidate its investment in a Portfolio Fund when desired (and may incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. The Fund may not be able to withdraw from a Portfolio Fund except at certain designated times, thereby limiting the ability of the Fund to withdraw assets from the private fund due to poor performance or other reasons. The fees paid by Portfolio Funds to their advisers and general partners or managing members often are higher than those paid by registered funds and generally include a percentage of gains. The Fund will bear its proportionate share of the management fees and other expenses that are charged by a Portfolio Fund in addition to the management fees and other expenses paid by the Fund.

Prepayment Risk: When interest rates decline, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Primary Commitment Risk: The opportunity to invest in newly-created Portfolio Funds exposes the Fund to the risk of investing in Portfolio Funds with limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability to evaluate past performance or to validate the Portfolio Funds’ investment strategies will be limited.

Private Credit Risk: Typically, private credit investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund’s investments are also subject to the risks associated with investing in private securities. Investments in private securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations.

Repurchase Policy Risks: Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Sub-Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Sub-Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its gross assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

Real Estate Securities and REITs Risk: Real estate investment trusts or “REITs” are issuers that invest in interests in real estate, including mortgages. Investing in REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including fluctuations in the value of underlying properties and defaults by borrowers or tenants. REITs may not be diversified and are subject to heavy cash flow dependency and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act of 1940, as amended (the “1940 Act”). REITs may have limited financial resources, trade less frequently and in a limited volume, and be subject to more abrupt or erratic price movements than more widely held securities.

Secondary Investments Risk: The overall performance of the Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a Direct Investment as a secondary investment, the Fund will generally not have the ability to modify or amend such company’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Small and Middle-Market Companies Risk. Investment in private and small or middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and the Fund will rely on the ability of Adviser’s or Sub-Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If they are unable to uncover all material information about these companies, they may not make a fully informed investment decision, and the Fund may lose money on its investments. Small and middle-market companies may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, small and middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies in which the Fund invests. Small and middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence.

Special Purpose Acquisition Company Risk: The Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”). A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an initial public offering (“IPO”) for the purpose of acquiring an existing company. The typical SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of the acquisition. Shortly after the SPAC’s IPO, such units typically are split into publicly listed common stock and warrants (and rights, if applicable) which are each listed and traded separately. The proceeds from the IPO are placed in trust until such time that the SPAC identifies and consummates the acquisition. A SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. If the SPAC does not complete the acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs are often subject to extreme price volatility and speculative trading. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, SPACs may have little to no liquidity, and may trade at a discount to NAV.

SPACs are “blank check” companies with no operating history and, at the time that the Fund invests in a SPAC, the SPAC typically has not conducted any discussions or made any plans, arrangements or understandings with any prospective transaction candidates. Accordingly, there is a limited basis, if any, on which to evaluate the SPAC’s ability to achieve its business objective, and the value of its securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. The SPACs in which the Fund may invest may have less publicly available information than that which is available in connection with traditional IPOs, and early investors in a SPAC may invest solely on the reputation of the SPAC’s sponsor. Additionally, the value of a SPAC’s securities can by highly volatile and may depreciate over time. While certain SPACs are formed to make transactions in specified market sectors, others are complete “blank check” companies, and the management of the SPAC may have limited experience or knowledge of the market sector in which the transaction is made. Accordingly, at the time that the Fund invests in a SPAC, there may be little or no basis for the Fund to evaluate the possible merits or risks of the particular industry in which the SPAC may ultimately operate or the target business which the SPAC may ultimately acquire, and the Fund may invest in a SPAC at a higher price, which would reduce the return to shareholders. A SPAC will not generate any revenues until, at the earliest, after the consummation of a transaction. There can be no assurance that a market will develop.

The proceeds of a SPAC IPO that are placed in trust are subject to risks, including the risk of insolvency of the custodian of the funds, fraud by the trustee, interest rate risk and credit and liquidity risk relating to the securities and money market funds in which the proceeds are invested. Among other conflicts of interest, an investment in a SPAC may include the potential for misalignment of incentives in the structure of the SPAC. In addition, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears or in the event that attractive acquisition or merger targets become scarce.

The Fund may invest in PIPE transactions where the issuer of the security is a SPAC established to facilitate the acquisition and future financing of certain private late-stage operating growth companies in anticipation of such private company entering the public markets. In a PIPE transaction, investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. When participating in a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE transactions are subject to the risk that the issuer may be unable to register the securities for public resale in a timely manner, or at all, in which case the securities could be sold only in a privately negotiated transaction and, potentially, at a price less than that paid by the Fund. Disposing of such securities may involve negotiation and legal expenses. Even if such securities are registered for public sale, the resulting market for the securities may be thin or illiquid, which could make it difficult for the Fund to dispose of such securities at an acceptable price.

Syndicated Loan Risk: The Fund may invest in syndicated loans which include interests in loans to companies or their affiliates undertaken for various purposes. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a company and one or more financial institutions, including banks. Loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. The Fund’s investment may be in the form of participation in loans or of assignments of all or a portion of loans from third parties. Investments in syndicated loans involve credit risk, interest rate risk, liquidity risk and other risks, including, but not limited to, the risk that any collateral may become impaired, may be insufficient to meet the obligations of the borrower or may be difficult to liquidate. These investments are also subject to the risk that the Fund may obtain less than the full value for the loan interests when sold. Moreover, loan transactions may have significantly longer settlement periods (i.e., longer than seven days) than more traditional investments and, as a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. The Fund has the power to engage in short term borrowing to meet short-term liquidity needs that might arise from any lengthy loan settlement periods.

Underlying Fund Risk. The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of mutual funds (including money market funds), BDCs, closed-end funds, ETFs and other registered and private investment companies (“Underlying Funds”). There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds (such as the use of derivatives). The ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the ETFs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. The shares of listed closed-end funds may also frequently trade at a discount to their NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for many of the Fund’s investments to trade. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may result in more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers on a quarterly basis. Although such valuations are provided on a quarterly basis, the Fund will provide valuations, and will issue Shares, on a daily basis. The Fund’s holdings in Portfolio Funds thus will not have a readily ascertainable market price and will be fair valued by the Portfolio Fund Manager. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund Manager, the accuracy of the valuations provided by the Portfolio Fund Managers, that the Portfolio Fund Managers will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Fund Managers’ policies and procedures and systems will not change without notice to the Fund. As a result, a Portfolio Fund Manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities. A Portfolio Fund Manager’s information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

Shareholders should recognize that valuations of illiquid assets involve various judgments and consideration of factors that may be subjective. As a result, the NAV of the Fund, as determined based on the fair value of its investments, may vary from the amount ultimately received by the Fund from its investments. This could adversely affect Shareholders whose Shares are repurchased as well as new Shareholders and remaining Shareholders. For example, in certain cases, the Fund might receive less than the fair value of its investment, resulting in a dilution of the value of the Shares of Shareholders who do not tender their Shares in any coincident tender offer and a windfall to tendering Shareholders; in other cases, the Fund might receive more than the fair value of its investment, resulting in a windfall to Shareholders remaining in the Fund, but a shortfall to tendering Shareholders.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Sub-Adviser. The Board is comprised of ________ trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”), subject to the authority of the Board of Trustees, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in 2005 and is registered with the Securities and Exchange Commission as an investment adviser. Emerald is located at 3175 Oregon Pike, Leola, Pennsylvania 17540. Emerald is a wholly owned subsidiary of Emerald Advisers, LLC located at the same address as that of Emerald. As of _______________, Emerald Advisers, LLC and its affiliates had approximately $___ billion in assets under management.

Investment Sub-Adviser

[To be provided] Portfolio Manager

Kenneth G. Mertz II, CFA, and Steven E. Russell, Esq. are responsible for the day-today management of the Fund’s portfolio and make the final investment decisions for the Fund. Mr. Mertz, Associate Portfolio Manager, is President and Chief Investment Officer of Emerald and President and Chief Investment Officer of Emerald Advisers, LLC. Mr. Russell, Portfolio Manager, is an Assistant Vice President of Emerald Advisers and an Assistant Vice President of Emerald, and a Portfolio Manager of the Fund. Mr. Mertz and Mr. Russell have both managed the Fund from its inception in _____________.

The SAI provides additional information about the Fund’s portfolio manager’s compensation, other accounts managed and ownership of Fund shares.

Investment Management Agreement

The Investment Management Agreement between the Adviser and the Fund became effective as of [ ], and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Management Agreement will terminate automatically if assigned (as defined in the 1940 Act), and is terminable at any time without penalty upon sixty (60) days’ written notice to the Fund by either the Board or the Adviser.

The Investment Management Agreement provides that, in the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, member, manager, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be subject to liability to the Fund or otherwise under the Investment Management Agreement for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation, for any error of judgment, for any mistake of law, or for any act or omission by the Adviser or any affiliate of the Adviser or by any Sub-Adviser, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser or any partner, member, manager, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney’s fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the “Liability,” and collectively, the “Liabilities”) to which the person may be liable that arises or results from the Investment Management Agreement or the performance of any services under the Investment Management Agreement, so long as such Liabilities did not arise primarily from such person’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and each Sub-Advisory Agreement will be available in the Fund’s first annual or semi-annual report to Shareholders.

INVESTMENT MANAGEMENT FEES

The Fund pays to the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Adviser a monthly Investment Management Fee equal to [   ]% on an annualized basis of the Fund’s average daily NAV, subject to certain adjustments. The Investment Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Adviser for any month, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month. The Investment Management Fee will be accrued daily, and will be due and payable monthly in arrears within ten (10) Business Days after the end of the month.

In addition to the Investment Management Fee, the Fund pays the Sub-Adviser a sub-advisory fee of [   ]% pursuant to the sub-advisory agreement among the Fund, the Adviser, and the Sub-Adviser.

DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the Shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Fund, the Distributor acts as the agent of the Fund in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services. The Investment Adviser pays the Distributor a fee for certain distribution-related services. Subject to the receipt of an exemptive order from the SEC, the Fund intends to adopt a Distribution and Service Plan with respect to Class I Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Service Plan will allow the Fund to pay Distribution and Service Fees for the sale and servicing of its Class I Shares to the Fund’s Distributor and/or other qualified recipients. The Distributor does not retain any of the Distribution and Service Fees for profit.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for its costs and expenses incurred in connection with its qualification as a broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. Specifically, the Distribution Agreement provides that the Fund and the Adviser will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor free and harmless from and against any and all claims arising out of or based upon (i) any material action (or omission to act) of the Distributor or its agents taken in connection with the Distribution Agreement; provided that such action (or omission to act) is taken without willful misfeasance, gross negligence or reckless disregard by the Distributor of its duties and obligations under the Distribution Agreement; (ii) any untrue or alleged untrue statement of a material fact contained in the Prospectus or related offering materials or any omission or alleged omission to state a material fact required to be stated in the Prospectus or related offering materials or necessary to make the statements in any Prospectus or related offering materials not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Fund or the Adviser in connection with the preparation of the Fund’s Prospectus or related offering materials by or on behalf of the Distributor; (iii) any material breach of the agreements, representations, warranties and covenants by the Fund and the Adviser in the Distribution Agreement; or (iv) the reliance on or use by the Distributor or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Fund or the Adviser.

The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the provision of non-distribution services to Shareholders and/or the Fund. These payments will be made out of the Adviser’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. Contact your financial intermediary for details about revenue sharing payments it receives or may receive.

DISTRIBUTION AND SERVICE PLAN

Subject to the receipt of an exemptive order from the SEC, the Fund intends to adopt a Distribution and Service Plan in compliance with Rule 12b-1 under the 1940 Act with respect to its Class I Shares. There is no assurance the Fund will receive the exemptive order. The Distribution and Service Plan will allow the Fund to pay Distribution and Service Fees for the sale and servicing of its Class I Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to [   ]% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares (the “Distribution and Service Fee”) to the Fund’s Distributor and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. Class II Shares will not be offered until the Fund has received an exemptive order from the SEC permitting the offering of multiple share classes and will not be subject to the Distribution and Service Fee.

FUND OFFICER SERVICES

The Fund has retained Foreside Fund Officer Services, LLC (the “Fund Officer Services”) to perform and coordinate fund officer services for the Trust either directly or through working with the Trust’s service providers. Services provided include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations.

In consideration for these services, the Fund pays the Fund Officer Services a minimum monthly fund officers services fee of $[   ], or $[   ] on an annualized basis (the “Fund Officer Services Fee”). The Fund Officer Service Fee is paid to the Fund Officer Services out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Fund Officer Services is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund. The Fund Officer Services Fee and the other terms of the Fund Officer Services Agreement may change from time to time as may be agreed to by the Fund and Fund Officer Services.

The Fund Officer Services Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Fund Officer Services and any partner, director, officer or employee of the Fund Officer Services, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of the fund officer services for the Fund. The Fund Officers Services Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Fund Officer Services, or any partner, director, officer or employee of the Fund Officer Services, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to such fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to such fund.

FUND ADMINISTRATOR, TRANSFER AGENT, FUND ACCOUNTANT AND SHAREHOLDER SERVICING AGENT

U.S. Bancorp Fund Services, LLC d/b/a/ U.S. Bank Global Fund Services (the “Fund Administrator,” the “Transfer Agent” or “U.S. Bank”), provides certain administrative, accounting and transfer agency services to the Fund pursuant to the Fund Administration Servicing Agreement, the Fund Accounting Servicing Agreement and the Transfer Agent Servicing Agreement, each of which is between the Fund and U.S. Bank (each a “Service Agreement” and, collectively, the “Service Agreements”). For its services under each Service Agreement, the Fund pays U.S. Bank a fee and separate fixed fees for certain services. The Fund also reimburses U.S. Bank for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees are accrued and paid monthly by the Fund and the administrative fees are based on the average net assets for the prior month and subject to monthly minimums.

CUSTODIAN

U.S Bank, N.A. (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212.

FUND EXPENSES

The Fund will pay all of its expenses, or reimburse the Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; the Investment Management Fee,the Administration Fee and any Distribution and Service Fee; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees; research expenses (including, without limitation, expenses of consultants who perform fund manager due diligence research); fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund; bank services fees; costs and expenses relating to any amendment of the Agreement and Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity; expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of shareholders; and the expenses of engaging a new administrator, custodian or transfer agent.

The Adviser will bear all of its expenses and costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of investments. In addition, the Adviser is responsible for the payment of the compensation and expenses of those officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Fund will bear directly certain ongoing offering costs associated with any periodic offers of Shares which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the expenses incurred by the Fund, including, but not limited to, the Fund’s organizational and offering expenses (other than legal fees incurred in connection with the organization and initial offering of the Fund paid by the Adviser) and the Fund’s ordinary operating expenses (such as advisory fees payable to the Adviser, but excluding: (i) acquired fund fees and expenses; (ii) distribution fees; (iii) loan servicing fees; (iv) brokerage commissions and trading costs; (v) interest (including borrowing costs and overdraft charges); and (vi) extraordinary expenses, such as regulatory inquiry and litigation expenses)) (“Fund Operating Expenses”) to the extent that they exceed _____% per annum of the Fund’s average daily net assets of the Fund (the “Operating Expense Limit”). If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio could exceed those amounts. Under certain conditions, the Adviser is entitled to recoup from the Fund: (1) any fees waived and/or expenses paid under the Expense Limitation Agreement for a period of up to three years from the date of the waiver and/or payment, and (2) any organizational and offering expenses of the Fund (excluding legal fees incurred in connection with the organization and initial offering of the Fund) paid by the Adviser prior to the commencement of operations of the Fund for a period of up to three years from the date the Fund commences operations; provided that such recoupment does not cause the total annual Fund Operating Expenses to exceed: (i) the Operating Expense Limit in effect at the time the fees were waived or expenses paid (in the case of organizational and offering expenses paid by the Adviser prior to the commencement of operations of the Fund, the initial Operating Expense Limit), or (ii) the Operating Expense Limit in place at the time of the recoupment. The Expense Limitation Agreement will remain in effect at least until ___________________, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. After ___________________, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.

VOTING

Each Shareholder will have the right to cast a number of votes, based on the number of such Shareholder’s Shares, at any meeting of Shareholders called by the Board. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest.

The Adviser, the Sub-Adviser and their respective affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Adviser, the Sub-Adviser and their respective affiliates may provide services to, invest in, advise, sponsor and/or act as Adviser to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Adviser, the Sub-Adviser and their respective affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

Although the Adviser, the Sub-Adviser and their respective affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Adviser, the Sub-Adviser or their respective affiliates will be appropriate for the Fund or will be referred to the Fund. The Adviser, the Sub-Adviser and their respective affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Adviser, the Sub-Adviser and their respective affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Adviser, the Sub-Adviser or their respective affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund, the Adviser and each Sub-Adviser have individually adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Fund may be considered affiliates with respect to certain of its Direct Investments if certain investment funds, accounts or investment vehicles managed by the Adviser or Sub-Adviser also hold interests in these portfolio companies and as such these interests may be considered a joint enterprise under the 1940 Act. To the extent that the Fund’s interests in these portfolio companies may need to be restructured in the future or to the extent that the Fund chooses to exit certain of these transactions, its ability to do so will be limited. The Fund intends to seek exemptive relief in relation to certain joint transactions; however, there is no assurance that the Fund will obtain relief that would permit the Fund to negotiate future restructurings or other transactions that may be considered a joint enterprise.

The Adviser or a Sub-Adviser may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, principals and other employees of a Sub-Adviser may serve as directors of, or in a similar capacity with, portfolio companies in which the Fund invests, the securities of which are purchased or sold on the Fund’s behalf. The Adviser or the Sub-Adviser may (but is not required to) seek to avoid receipt of Confidential Information from issuers so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. In such circumstances, the Fund may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. The Adviser or a Sub-Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Adviser or Sub-Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Many of the Fund’s portfolio investments are expected to be securities that are not publicly traded and for which no market based price quotation is available. As a result, the Board will determine the fair value of these loans and securities in good faith. In connection with that determination, investment professionals from the Adviser and/or the Sub-Adviser may provide the Board with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of the investment professionals of the Adviser and/or the Sub-Adviser in the Fund’s valuation process could result in a conflict of interest as the management fee is based on the value of the Fund’s assets.

OUTSTANDING SECURITIES

As of the date of this Prospectus, there were no outstanding Shares of the Fund.

TENDER OFFERS/OFFERS TO REPURCHASE

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares.

The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly with a Valuation Date (as defined below) on or about [     ], [     ], [     ] and [     ] of each year.

For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

Shares will be repurchased at their NAV determined as of approximately [     ], [     ], [     ] and [     ], as applicable (each such date, a “Valuation Date”). Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately fourteen (14) days prior to the Valuation Date. Shareholders who tender may not have all of the tendered Shares repurchased by the Fund. If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In such an event, the Fund may repurchase only a pro rata portion of the amount tendered by each Shareholder.

In certain circumstances, the Board may require a Shareholder to tender its Shares.

A Class I Shareholder who tenders for repurchase only a portion of his Shares in the Fund will be required to maintain a minimum account balance of $2,500 (for regular accounts) or $1,000 (for retirement accounts). A Class II Shareholder who tenders for repurchase only a portion of his Shares in the Fund will be required to maintain a minimum account balance of $1,000,000 (for regular accounts) or $1,000,000 (for retirement accounts). If a Shareholder tenders a portion of his Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below the applicable required minimum, the Fund reserves the right to repurchase all of such Shareholder’s outstanding Shares. Such minimum capital account balance requirement may also be waived by the Board in its sole discretion, subject to applicable federal securities laws.

TENDER/REPURCHASE PROCEDURES

Once each quarter, the Fund will offer to repurchase at per-class NAV per Share no less than 5% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the per-class NAV per Share determined as of the close of business no later than the fourteenth day after the Repurchase Request Deadline, or the next Business Day if the fourteenth day is not a Business Day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their Shares, and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to Shareholders and the Repurchase Request Deadline is generally thirty (30) days, but may vary from no more than forty-two (42) days to no less than twenty-one (21) days. The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The Shareholder Notification also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV per Share that has been computed no more than seven (7) days before the date of such notification, and how Shareholders may ascertain the NAV per Share after the notification date. Payment pursuant to the repurchase will be made by checks to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven (7) days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by Shareholders who own less than $2,500 worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Shareholder Notification is sent to Shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

The Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, at net asset value in accordance with the Declaration of Trust and Section 23 of the 1940 Act and Rule 23c-2 thereunder.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor application in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $2,500. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Agreement and Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Agreement and Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, the Sub-Adviser, the Administrator, the Custodian and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Agreement and Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

ANTI-MONEY LAUNDERING

If the Fund, the Adviser or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Adviser or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

CREDIT FACILITY

The Fund may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with one or more banks or other financial institutions which may or may not be affiliated with the Adviser or a Sub-Adviser (each, a “Financial Institution”) as chosen by the Adviser and approved by the Board. The Fund may borrow under a credit facility for a number of reasons, including without limitation, in connection with its investment activities, to make quarterly income distributions, to satisfy repurchase requests from Shareholders, and to otherwise provide the Fund with temporary liquidity. To facilitate such Borrowing Transactions, the Fund may pledge its assets to the Financial Institution.

CALCULATION OF NET ASSET VALUE

GENERAL

The Fund Administrator calculates the Fund’s NAV as of the close of business on each Business Day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the Business Day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the Business Day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If, after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be valued pursuant to procedures established by the Board.

Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the applicable Portfolio Fund Manager, but the Board will not approve such methodology. As a general matter, the Fund values its holdings in Portfolio Funds using the latest net asset value reported by the Portfolio Manager. If the net asset value of an investment in a Portfolio Fund is not available at the time the Fund is calculating its NAV, the Fund will review any cash flows since the reference date of the last net asset value for a Portfolio Fund received by the Fund from a Portfolio Fund Manager until the next business day are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the Portfolio Fund Manager.

In addition to tracking the net asset value plus related cash flows of such Portfolio Funds, the Adviser also intends to track relevant broad-based and issuer (or fund) specific valuation information relating to the assets held by each private equity fund which is reasonably available at the time the Fund values its investments. The Adviser will consider such information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Adviser concludes in good faith that the latest net asset value reported by a Portfolio Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value) the Adviser will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds, the Adviser applies valuation methodologies as outlined above.After allocating assets to Portfolio Fund, the Adviser will monitor the valuation methodology used by the applicable Portfolio Fund Adviser . Notwithstanding the above, Portfolio Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Board, the Adviser or or the Sub-Adviser will be able to confirm independently the accuracy of valuations provided by the Portfolio Fund Managers (which are generally unaudited).

As a general matter, to value the Fund’s investments, the Sub-Adviser will use current market values when available, Because public market quotations are not typically readily available for many of the Fund’s securities, they are valued at fair value as determined pursuant to procedures and methodologies adopted and approved by the Board. The Board has delegated the day-to-day responsibility for determining these fair values to the Adviser, but the Board has the ultimate responsibility for determining the fair value of the portfolio of the Fund. The Adviser has developed the Fund’s valuation procedures and methodologies, which have been approved by the Board, and will make valuation determinations and act in accordance with those procedures and methodologies, and in accordance with the 1940 Act. Valuation determinations are reviewed and, as necessary, ratified or revised quarterly by the Board (or more frequently if necessary), including in connection with any quarterly repurchase offer.

Any fair value calculations will involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of an investment. Likewise, there can be no assurance that the Fund will be able to purchase or sell an investment at the fair value price used to calculate the Fund’s NAV. Rather, in determining the fair value of an investment for which there are no readily available market quotations, the the Adviser may consider several factors, including: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective investment; (2) comparison to the values and current pricing of investments that have comparable characteristics; (3) knowledge of historical market information with respect to the investment; (4) other factors relevant to the investment which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The Sub-Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by an issuer . .

Additionally, the values of the Fund’s direct loan investments are adjusted daily based on the estimated total return that the asset will generate during the current quarter. The Adviser monitor these estimates regularly and update them as necessary if macro or individual changes warrant any adjustments. At the end of the quarter, each direct loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan when its quarterly valuations and income are reported. This information is updated as soon as the information becomes available.

Furthermore, the Board will review and approve in advance the valuation methodology of any independent pricing service used by the Fund and confirm that Adviser will regularly review the historical accuracy of the fair value methodologies.

SUSPENSION OF CALCULATION OF NET ASSET VALUE

As noted above, the Administrator calculates the Fund’s NAV as of the close of business on each Business Day. However, there may be circumstances where it may not be practicable to determine an NAV, including, but not limited to during any period when the principal stock exchanges for securities in which the Fund has invested its assets are closed other than for weekends and customary holidays (or when trading on such exchanges is restricted or suspended), or an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders. In such circumstances, the Board (after consultation with the Adviser) may suspend the calculation of NAV. The Fund will not accept subscriptions for Shares if the calculation of NAV is suspended, and the suspension may require the termination of a pending repurchase offer by the Fund (or the postponement of the Valuation Date for a repurchase offer). Notwithstanding a suspension of the calculation of NAV, the Fund will be required to determine the value of its assets and report NAV in its semi-annual and annual reports to Shareholders, and in its reports on Form N-Q filed with the SEC after the end of the first and third quarters of the Fund’s fiscal year. The Administrator will resume calculation of the Fund’s NAV after the Board (in consultation with the Adviser) determines that conditions no longer require suspension of the calculation of NAV.

TAXES

INTRODUCTION

The following is a summary of certain material federal income tax consequences of acquiring, holding and disposing of Shares. Because the federal income tax consequences of investing in the Fund may vary from Shareholder to Shareholder depending on each Shareholder’s unique federal income tax circumstances, this summary does not attempt to discuss all of the federal income tax consequences of such an investment. Among other things, except in certain limited cases, this summary does not purport to deal with persons in special situations (such as financial institutions, non-U.S. persons, insurance companies, entities exempt from federal income tax, regulated investment companies, dealers in commodities and securities and pass through entities). Further, to the limited extent this summary discusses possible foreign, state and local income tax consequences, it does so in a very general manner. Finally, this summary does not purport to discuss federal tax consequences (such as estate and gift tax consequences other than those arising under the federal income tax laws). You are therefore urged to consult your tax advisers to determine the federal, state, local and foreign tax consequences of acquiring, holding and disposing of Shares.

The following summary is based upon the Code as well as administrative regulations and rulings and judicial decisions thereunder, as of the date hereof, all of which are subject to change at any time (possibly on a retroactive basis). Accordingly, no assurance can be given that the tax consequences to the Fund or its shareholder will continue to be as described herein.

The Fund has not sought or obtained a ruling from the Internal Revenue Service (the “IRS”) (or any other federal, state, local or foreign governmental agency) or an opinion of legal counsel as to any specific federal, state, local or foreign tax matter that may affect it. Accordingly, although this summary is considered to be a correct interpretation of applicable law, no assurance can be given that a court or taxing authority will agree with such interpretation or with the tax positions taken by the Fund.

Except where specifically noted, this summary relates solely to U.S. Shareholders. A U.S. Shareholder for purposes of this discussion is a person who is a citizen or a resident alien of the U.S., a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the U.S. or any political subdivision thereof, an estate whose income is subject to U.S. federal income tax regardless of its source or a trust if: (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

TAXATION OF THE FUND

The below is a summary of certain U.S. federal income tax considerations relevant under current law, which is subject to change. Except where otherwise specifically indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your own tax adviser regarding tax considerations relevant to your specific situation, including federal, state, local and non-U.S. taxes.

The Fund intends to qualify as a RIC under federal income tax law. As a RIC, the Fund will generally not be subject to federal corporate income taxes, provided that it distributes out to Shareholders their taxable income and gain each year. To qualify for treatment as a RIC, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with this distribution requirement. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a RIC. If for any taxable year the Fund were not to qualify as a RIC, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders. In that event, taxable Shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate Shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on RICs that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in debt obligations that will be treated as having “market discount” and/or original issue discount (“OID”) for U.S. federal income tax purposes. Additionally, some of the CLOs in which the Fund may invest may constitute passive foreign investment companies, or under certain circumstances, controlled foreign corporations. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, the Shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Distributions To Shareholders. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income and intends to make quarterly distributions. In general, distributions will be taxable to you for federal, state and local income tax purposes unless you are a tax-exempt entity, including qualified retirement plans or individual retirement accounts. Distributions are taxable whether they are received in cash or reinvested in Shares. A Shareholder may thus recognize income and gains taxable for federal, state and local income tax purposes and not receive any cash distributions to pay any resulting taxes.

Fund distributions, if any, that are attributable to “qualified dividend income” or “long-term capital gains” earned by the Fund would be taxable to non-corporate Shareholders at reduced rates. Shareholders must have owned the Shares for at least sixty-one (61) days during the one hundred twenty-one (121) day period beginning sixty (60) days before the ex-dividend date to benefit from the lower rates on qualified dividend income. However, U.S. individuals with modified adjusted gross income exceeding $200,000 ($250,000 for married couples filing jointly) and trusts and estates with income above specified levels are subject to a 3.8% tax on their net investment income, which includes interest, dividends and capital gains.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed. Dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on December 31st of the year in which the dividend was declared.

Expenses. As long as the Fund is not continuously offered pursuant to a public offering, regularly traded on an established securities market or does not have at least five hundred (500) Shareholders at all times during the taxable year, certain expenses incurred by the Fund that if paid by an individual would be treated only as “miscellaneous itemized deductions” are generally not deductible by the Fund. Instead each Shareholder will be treated as if it received a dividend in an amount equal to its allocable share of the Fund’s expenses and then having paid such expenses itself. For non-corporate taxpayers, such expenses will generally be “miscellaneous itemized deductions” and under the Tax Cuts and Jobs Act, for taxable years beginning after December 31, 2017 and before January 1, 2026, the ability non-corporate taxpayers to deduct miscellaneous itemized deductions has been suspended.

Certain Withholding Taxes. The Fund may be subject to taxes, including foreign withholding taxes, attributable to investments of the Fund. If at the close of the Fund’s taxable year more than 50% of the value of its assets consists of foreign stock or securities, the Fund will be eligible to elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its Shareholders. If the Fund so elects, the pro rata amount of such foreign taxes paid by the Fund will be included in its Shareholders’ income and each such Shareholder will be entitled either (1) to credit that proportional amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. The Fund does not expect to be able to make such election.

Sales, Exchanges And Redemptions. Shareholders will recognize a taxable gain or loss on a sale, exchange or redemption of Shares in an amount equal to the difference between the Shareholder’s tax basis in the Shares and the amount the Shareholder receives for them. Generally, this gain or loss will be long-term or short-term depending on whether the holding period exceeds twelve (12) months. Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of the Fund within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

The Fund is required to compute and report the cost basis on Shares sold or exchanged. The Fund has elected to use the First In, First Out (“FIFO”) method unless it is instructed to select a different method, or a Shareholder chooses to specifically identify Shares at the time of each sale or exchange. If a Shareholder’s account is held by a broker or other adviser, they may select a different method. In these cases, Shareholders should contact the holder of the Shares to obtain information with respect to the available methods and elections for such accounts. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on federal and state income tax returns.

IRAs and Other Tax Qualified Plans. In general, dividends received and gain or loss realized with respect to Shares held in an IRA or other tax qualified plan are not currently taxable unless the Shares were acquired with borrowed funds.

Pursuant to the Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a Shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years). Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Shares.

U.S. Tax Treatment Of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. However, the Fund does not expect to make significant distributions that will be designated as net capital gains. The exemption may not apply, however, if the investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as interest, and dividends from companies whose securities are held by the Fund, will generally be subject to a 30% withholding tax when paid to foreign Shareholders. However, the Fund may be able to designate a portion of the distributions made as interest related dividends or short term capital gain dividends which are generally exempt from this withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a Shareholder’s country of residence or incorporation, provided that the Shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

A foreign Shareholder will generally not be subject to U.S. tax on gains realized on sales or exchanges of Shares unless the investment in the Fund is connected to a trade or business of the Shareholder in the United States or if the Shareholder is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

In addition, the Fund will be required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign Shareholders should consult their own tax advisers regarding the tax consequences of an investment in the Fund in their country of residence.

State and Local Taxes. In addition to the U.S. federal income tax consequences summarized above, you may be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.

Information Reporting And Backup Withholding. Under applicable “backup withholding” requirements, the Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to Shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The amount of any backup withholding from a payment to a Shareholder will be allowed as a credit against the Shareholder’s U.S. federal income tax liability and may entitle such a Shareholder to a refund, provided that the required information is timely furnished to the IRS.

OTHER TAX MATTERS

The preceding is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

ERISA AND CODE CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), certain individual retirement accounts (“IRAs”), or certain Keogh plans, should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of the ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with ERISA’s fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches such responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Non-ERISA-covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of Section 4975 of the Code (“Code Plans”; together with ERISA Plans, “Plans”), should determine whether an investment in the Fund will violate those rules.

Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered “plan assets” of the Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules. Thus, neither the Adviser nor any Sub-Adviser will be a fiduciary within the meaning of ERISA and the Code with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser or a Sub-Adviser or with other entities that are affiliated with the Adviser or a Sub-Adviser. Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA and the Code prohibit ERISA Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by the future publication or the future applicability of final regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

DESCRIPTION OF SHARES

The Fund is authorized to offer two separate classes of Shares designated as Class I Shares and Class II Shares. While the Fund presently expects to offer two classes of Shares, it may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of the Class I Shares and Class II Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and net asset values resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) the addition of sales loads; (7) any conversion features, as permitted under the 1940 Act. Class I Shares are the only class offered for purchase until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

PURCHASING SHARES

Investors may purchase Shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Fund’s Administrator. The returned check and stop payment fee is currently $25. Investors may buy and sell Shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell Shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold Shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other Shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund and forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To purchase Fund shares by mail, complete and sign the Account Application and mail it, or for subsequent purchases include name, fund name and account number along with a check made payable to “Emerald Strategic Innovation Interval Fund”:

Regular Mail Emerald Strategic Innovation Interval Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail Emerald Strategic Innovation Interval Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box does not constitute receipt by the Transfer Agent. Receipt is determined at the time the order is received at the Transfer Agent’s offices.

To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check.

All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of The Finite Solar Finance Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Transfer Agent at xxx-xxx-xxx for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account # TBD
Further Credit: Emerald Strategic Innovation Interval Fund Finite Solar Finance Fund
(name of Fund to be purchased)
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, its agents and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Wire — Subsequent Investments

Before sending a wire, investors must contact Transfer Agent at xxx-xxx-xxx to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire.

By Telephone

Investors may purchase additional shares of the Fund by calling the Transfer Agent at xxx-xxx-xxx. If you did not decline this option on your account application, and your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded, and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Purchase Terms

The minimum initial investment by a Shareholder for Class I Shares is $2,500 for regular accounts and $1,000 for retirement accounts. The minimum initial investment by a Shareholder for Class II Shares is $1,000,000 for regular accounts and $1,000,000 for retirement accounts. Also, the Fund or the Adviser may waive the minimum investment at either’s discretion. The Fund’s Shares are offered for sale through its Distributor at NAV. The price of the Shares during the Fund’s continuous offering will fluctuate over time with the net asset value of the Shares. Class I Shares are the only class offered for purchase until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

Signature Guarantees

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

●	If ownership is being changed on your account;

●	When redemption proceeds are payable or sent to any person, address, or bank account not on record;

●	When a redemption request is received by the transfer agent and the account address has changed within the last 15 calendar days.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at (xxx-xxx-xxx) at least annually to ensure your account remains in active status.

TERM, DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also will be sent reports regarding the Fund’s operations each quarter.

FISCAL YEAR

The Fund’s fiscal year is the 12-month period ending on [     ]. The Fund’s taxable year is the 12-month period ending on [     ].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, as the independent registered public accountants of the Fund.

Vedder Price P.C. 222 North LaSalle Street, Chicago, Illinois 60601, serves as counsel to the Fund and the Independent Trustees.

INQUIRIES

Inquiries concerning the Fund and Shares (including procedures for purchasing Shares) should be directed to the Fund’s Administrator, Emerald Strategic Innovation Interval Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701

Shareholder Reference Information

Distributor
[      ]

Adviser
Emerald Mutual Fund Advisers Trust
3175 Oregon Pike,
Leola, Pennsylvania 17540

Sub-Adviser
[To be provided]

Legal Counsel
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

Custodian
U.S. Bank National Association
1555 N. Rivercenter Dr. MK-WI-S302
Milwaukee, WI 53212

Fund Officer Services
Foreside Fund Officer Services, LLC
690 Taylor Rd., Suite 210
Gahanna, Ohio 43230

Fund Administrator, Transfer Agent, Fund Accountant,
Shareholder Servicing Agent
U.S. Bank National Association
1555 N. Rivercenter Dr. MK-WI-S302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, Ohio 44115

Additional information about the Funds may be found in the Statement of Additional Information. The Statement of Additional Information contains more detailed information on the Funds’ investments and operations. The annual shareholder report contains a discussion of the market conditions and the investment strategies that significantly affected the performance of the Funds during the last fiscal year. The annual and semi-annual shareholder reports contain a listing of the Funds’ portfolio holdings and the Funds’ financial statements. These documents, when available, may be obtained without charge from the following sources:

By Phone: xxx-xxx-xxxx	By Internet: [ ] http://www.sec.gov (EDGAR Database)

By Mail: [ ]	By E-mail: publicinfo@sec.gov (a duplication fee is charged)

To request other information about the Fund or to make shareholder inquiries, call (xxx-xxx-xxxx)

The Statement of Additional Information is incorporated by reference into this Prospectus (is legally a part of this Prospectus).

Investment Company Act file number:	[ ]	xxx-xxxx

[                                     ]

Privacy Policy & Practices

[                            ] recognizes and respects the privacy expectations of our shareholders. We do not sell information about current or former customers or their accounts to third parties. We provide this notice to you so that you will know what kinds of information we collect about shareholders of the Fund and the circumstances in which that information may be disclosed.

Collection of Customer Information:

We collect nonpublic personal information about our shareholders from the following sources:

●	Account Applications, shareholder profiles and other forms, which may include a shareholder’s name, address, social security number, and information about a shareholder’s investment goals and risk tolerance

●	Account History, for example, copies of confirmations or statements which may include information about investment transactions or the balances in a shareholder’s account

●	Correspondence, written, telephonic or electronic between a shareholder and [ ].

Disclosure of Customer Information:

We will not disclose any of the shareholder information we collect to third parties who are not affiliated with the Fund other than:

●	to effect or administer transactions at your request

●	as permitted or required by law or regulation - for example, to service providers to the Fund, in connection with an audit or examination, or to respond to a subpoena or similar legal process

Security of Customer Information:

We have physical, electronic and procedural safeguards to protect nonpublic personal information of our shareholders. We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Fund. AMF may restrict access to client nonpublic personal information by, among other things, password-protecting electronic information, having such information in a designated location that is not accessible to all employees, or otherwise segregating such information.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

Emerald Strategic Innovation Interval Fund

Class I Shares

Class II Shares

690 Taylor Road, Suite 210, Gahanna, Ohio 43230

[___________, 2022]

The Emerald Strategic Innovation Interval Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for the Fund, dated [_______________](the “Prospectus”), copies of which may be obtained from the Trust at Emerald Strategic Innovation Interval Fund, 1555 North Rivercenter Drive, Milwaukee, WI 53212.

No financial statements or independent registered public accounting firm’s report are included in this SAI as the Fund has not yet commenced operations. The Fund will provide the Annual Report for future periods without charge upon written request or request by telephone.

TABLE OF CONTENTS

General Information and History
Investment Restrictions
Management
Code of Ethics
Proxy Voting Policies and Procedures
Control Persons and Principal Holders of Securities
Investment Advisory and Other Services
Portfolio Managers
Brokerage Allocation and Other Practices
Federal Income Tax Matters
Financial Statements
Distributor
Fund Services
Determination of Net Asset Value
Counsel and Independent Registered Public Accounting Firm
General Information
Other

Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectus shall have the meanings defined in the Prospectus.

GENERAL INFORMATION AND HISTORY

The Emerald Strategic Innovation Interval Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund operates pursuant to a Declaration of Trust dated [    ].

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted, by the provisions of such Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under “General Information” below) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of the Rule.

INVESTMENT RESTRICTIONS

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at a special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

1.	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

2.	Purchase securities on margin, but may sell securities short and write call options.

3.	Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

4.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

5.	Invest 25% or more of its assets in a particular industry or group of industries, except that the Fund will invest 25% or more of its assets in the financials industry. This limitation is notapplicable to investments in obligations issued or guaranteed by the U.S. government, its agencies andinstrumentalities or repurchase agreements with respect thereto. ]

6.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts.

7.	Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

8.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

Other Fundamental Policies

In addition to the above, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”). Therefore, every calendar quarter, the Fund will conduct repurchases at per-class NAV per Share of no less than 5% and no more than 25% of the outstanding Shares of the Fund (“Required Repurchases”), unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to conduct Required Repurchases is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act).

Non-Fundamental Policies

The following are additional investment limitations of the Fund and may be changed by the Board without shareholder approval.

[to be provided]

Certain Portfolio Securities and Other Operating Policies

The Fund’s principal investment strategies are discussed in the Prospectus. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful. The Fund’s investment adviser is Emerald Mutual Fund Advisers Trust (the “Adviser”). The Adviser is responsible for allocating the Fund’s assets among various securities using its investment strategies, subject to policies adopted by the Board. Additional information regarding the types of securities and financial instruments is set forth below.

Other Investment Companies

The Fund may invest in securities of other investment companies, including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund. The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. In addition, Rule 12d1-4 of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) the Fund does not control the acquired fund; (ii) the Fund uses mirror voting if it holds more than 25% of an acquired open-end fund due to a decrease in the outstanding securities of the acquired fund and if it holds more than 10% of a closed-end fund; (iii) the Adviser and the investment adviser to the acquired fund make certain findings regarding the fund of funds arrangement, after considering specific factors; (iv) the Fund and acquired funds not advised by the Adviser have entered into an agreement prior to exceeding the limits of section 12(d)(1); and (v) the Fund is not part of a three tiered or more fund of funds structure. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Fund) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.

ETFs are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange. Much like an index mutual fund, an ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

Although not a principal investment strategy, the Fund may invest up to 10% of its assets in private funds employing hedging strategies (commonly known as “hedge funds”, i.e., investment funds that would be investment companies but for the exemptions under Rule 3(c)(1) or 3(c)(7) under the 1940 Act). Among other things, the hedge funds may invest in U.S. and non-U.S. equity and debt securities and may engage in leverage, short selling and derivative transactions. Hedge funds typically offer their securities privately without registration under the Securities Act, in large minimum denominations (often at least $1 million) to a limited number of high net worth individual and institutional investors hedge funds are not registered as investment companies under the 1940 Act pursuant to an exemption from registration under the 1940 Act.

Typically, investment managers of hedge funds are compensated through asset-based fees and incentive-based allocations. The hedge funds employ a variety of “alternative” investment strategies to achieve attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns) with low correlation to the broad equity and fixed-income markets. “Alternative” investment strategies, unlike “relative return strategies,” are generally managed without reference to the performance of equity, debt and other markets. Alternative investment strategies permit the managers of hedge funds to use leveraged or short sale positions to take advantage of perceived inefficiencies in the global capital markets. Alternative investment strategies differ from the investment programs of traditional registered investment companies, such as mutual funds. “Traditional” investment companies are generally characterized by long-only investments and restricted use of leverage.

Residential and Commercial Debt Securities

The Fund may also invest in residential and commercial debt securities. These mortgage-backed securities include those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

The Fund may invest in other types of residential and commercial debt securities such as FHLMC Structured Pass-Through Certificates, known as “K-Notes.” K-Notes are securitized interests in apartment mortgage notes that are assembled by the FHLMC and issued by special purpose trusts. K-Notes are issued with varying levels of maturity and seniority. Some K-Notes are repurchased and reissued by FHLMC with a FHLMC guarantee, while other K-Notes do not have a FHLMC guarantee. The Fund may invest in the privately offered subordinate classes of K-Notes. Because more-senior classes have payment priority over subordinate classes of K-Notes, the value of subordinate K-Notes is highly sensitive to the default rate and foreclosure recovery rate on the underlying apartment loans. Subordinate K-Notes are also subject to liquidity risk because they are not available to the investing public and have a limited secondary market composed of institutional investors.

Equity Securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Holders of equity securities are not creditors of the issuer and, in the event the issuer is liquidated, would be entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s Board.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Convertible Securities. Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the holder’s option during a specified time period (such as convertible preferred stocks, convertible debentures, and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure but is usually subordinated to similar non- convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities. While investing in stocks allows investors to participate in the benefits of owning a company, investors must accept the risks of ownership. Unlike bondholders, who have preferential rights to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money. Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

●	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

●	Factors affecting an entire industry, such as increases in production costs; and

●	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because common and preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of common and preferred stock than in a more senior debt security with similar stated yield characteristics.

Debt Securities. Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Corporate Debt Securities. Corporate debt securities may include bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

High Yield/High Risk Securities/Junk Bonds. High yield bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by Standard & Poors Rating Services (“S&P”) and Ba1 or lower by Moody’s Investor Service (“Moody’s”)) or unrated but determined by the Adviser to be of comparable quality. Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.

High yield securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes, or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. The Fund may also incur additional expenses in seeking recovery from the issuer.

The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. The lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on the judgment of the Adviser than is the case with higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, if the Fund invests in lower rated securities it may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.

U.S. Government Securities. The Fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures). These securities are of the highest possible credit quality because the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity are generally deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer’s right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.

U.S. Government securities may be acquired by the Fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.

The Fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not be deemed U.S. Government securities.

The Fund may invest in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.

In general, the U.S. Government securities in which the Fund invests do not have as high a yield as do more speculative securities not supported by the U.S. Government or its agencies or instrumentalities.

When-Issued, Delayed-Delivery and To Be Announced Securities. The Fund may purchase when-issued, delayed-delivery and to- be-announced (“TBA”) securities. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. TBA mortgage securities are mortgage pools where the issuer has defined and agreed to, in advance, the basic terms for investors, but has not yet specified the mortgage pools that will serve as collateral and will be delivered to the Fund.

Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. By the time of delivery, such securities may be valued at less than the purchase price. At the time the Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. When such securities are purchased, the Fund must segregate liquid assets to pay for the purchase until acquisition. Note that securities transactions settling with a short time-frame (i.e., two-day regular way settlement) are not considered forward commitments for purposes of the segregation rules. Securities which have normal settlement practices beyond the two-day regular settlement do not require segregation. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities that are segregated and/or from available cash. If the Fund sells such a security before the security has been delivered, the Adviser will instruct the Trust’s custodian to segregate assets to cover the security to satisfy the Fund’s delivery obligations. Whenever the Fund is required to segregate assets, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute segregated assets. In addition, FINRA has developed new requirements for the posting of initial and variation margin on all forward settling trades. For transactions above a certain threshold, the Fund will be required to post cash margin to the broker/dealer counterparty.

Adjustable Rate Securities. The Fund may purchase debt securities that have variable or floating rates of interest (“Variable Rate Securities”). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest paid on Variable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid- year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U or any inflation index will accurately measure the real rate of inflation in the prices of goods and services.

For federal income tax purposes, any increase in the principal amount of an inflation-indexed bond will generate taxable ordinary income prior to the payment of such amount. Thus, the Fund may be required to dispose of portfolio securities when it might not otherwise do so in order to satisfy the distribution requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid federal income and excise taxes.

Time Deposits. Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers’ Acceptance. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods).

Commercial Paper. Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P.

Yankee Bonds. Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See “Foreign Securities” in this SAI.

Zero Coupon Bonds. These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity, and the issuer’s credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Factors affecting the value of Debt Securities. The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates. The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk. This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset- backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Extension Risk. The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

Credit Rating. Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the securities. If an issuer defaults or becomes unable to honor its financial obligations, the securities may lose some or all of their value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated security. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (“junk bonds”) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment- grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately. Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Fund currently use ratings compiled by Moody’s, S&P and Fitch Investor Service, Inc. Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The Adviser may use ratings produced by ratings agencies as guidelines at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and may take actions if a rating agency reduces the security’s rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default, or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

Mortgage-Backed Securities. Most mortgage-backed securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by unscheduled payments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-related securities have additional features that entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. Any guarantees of interest and principal payments may be either as to timely or ultimate payment.

The average maturity of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool or group of pools. However, the average life will be substantially less than the stated maturity.

Mortgage-backed securities may be classified into the following principal categories, according to the issuer or guarantor:

●	Government mortgage-backed securities consist of both governmental and government-related securities. Governmental securities are backed by the full faith and credit of the U.S. Government. GNMA, the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of Federal Housing Administration- insured, Veterans Administration-guaranteed mortgages or Rural Housing Service loans. Government-related securities are issued by U.S. Government- sponsored corporations and are not backed by the full faith and credit of the U.S. Government. Issuers include FNMA and FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues mortgage-backed securities representing interests in mortgage loans pooled by it. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

●	FNMA is subject to general regulation by the Federal Housing Finance Authority. FNMA purchases residential mortgages from a list of approved seller servicers, which includes Federal and state savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

●	FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in mortgages from FHLMC’s national portfolio.

In September 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. The U.S. Treasury also pledged to make additional capital contributions as needed to help ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. FNMA and FHLMC continue to rely on the support of the U.S. Treasury to continue operations, and it is not known when the conservatorships will be terminated or what changes will be made to their operations following the conservatorships.

Other mortgage-backed securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities.

If mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders’ principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled repayment of principal will increase current and total returns.

The Fund may invest in mortgage-backed securities that may be affected by a number of external factors, such as home prices and mortgage loan underwriting standards, as well as a number of macro-economic factors, such as demographic and employment trends. These variables may have direct impacts on interest and mortgage prepayment rates and therefore directly impact the performance of the Fund. In addition, the resolution of the U.S. federal government’s ownership policies concerning FHLMC and FNMA (the government sponsored entities, or “GSEs”) remains unclear. Changes to this policy, particularly the potential for the privatization of the GSEs, could have a far-reaching impact on the Fund’s holdings, and could create liquidity and valuation issues with respect to these securities and other mortgage- backed securities in which the Fund may invest.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, mortgage loan repayments may be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in high mortgage payments by holders of adjustable rate mortgages. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Other Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset- backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Derivative Instruments. Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund’s prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. The Fund has filed a notice under the Commodity Exchange Act under Regulation 4.5 and is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. The Fund intend to limit their investments in certain derivatives, such as futures, commodity options and swaps, if any, to de minimus thresholds necessary to meet the requirements of the Rule 4.5 exclusion. These limits may prevent the Fund from seeking attractive investment opportunities if the Fund is otherwise investing in instruments subject to the Commodity Futures Trading Commission regulation. For certain types of derivatives, the Fund will cover their obligations under such instruments in accordance with SEC guidance.

Futures. A futures contract is an agreement between two parties whereby one party sells, and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) which are approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.”

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or “OTC options”). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter- party will not fulfill its obligations under the contract.

Purchasing Put and Call Options. When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

Selling (Writing) Put and Call Options. When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange- traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning:

●	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

●	A call option on the same security or index with the same or lesser exercise price;

●	A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

●	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

●	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by:

●	Entering into a short position in the underlying security;

●	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

●	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

●	Maintaining the entire exercise price in liquid securities.

Options on Securities Indices. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Swap Agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, such Fund must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults, or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

EQUITY SWAPS — In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

INTEREST RATE SWAPS — Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.”

Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

CURRENCY SWAPS — A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivative Instruments. While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Correlation of Prices. The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the Fund’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

●	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

●	a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

●	differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

Lack of Liquidity. Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position.

In an illiquid market, the Fund may have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so; have to purchase or sell the instrument underlying the contract; not be able to hedge its investments; and not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

●	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

●	unusual or unforeseen circumstances may interrupt normal operations of an exchange;

●	the facilities of the exchange may not be adequate to handle increased trading volume;

●	equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

●	investors may lose interest in a particular derivative or category of derivatives.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions may involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including actual and anticipated changes in interest rates; fiscal and monetary policies; and national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Counterparty Risk. Some derivatives are obligations entered into with a particular counterparty. If the counterparty defaults or refuses to honor its obligations, the Fund may lose amounts due it from the obligations or may be delayed in receiving such amounts.

Foreign Securities. Foreign securities are debt and equity securities that are traded in markets outside of the United States. The countries in which these markets are located can be developed or emerging. The Fund may invest directly in foreign securities denominated in a foreign currency or through depositary receipts.

Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in the U.S. securities markets. EDRs are the European equivalent of ADRs and are designed to attract investment capital from the European region. GDRs are designed to raise capital in the U.S. and foreign securities markets. The underlying shares of depositary receipts are held in trust by a custodian bank or similar financial institution in the issuer’s home country. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, a sponsoring company provides financial information to the bank and may subsidize administration of the ADR, EDR or GDR. Unsponsored ADRs, EDRs and GDRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these unsponsored depositary receipts generally bear all the costs of the ADR, EDR or GDR facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored depositary receipts may carry more risk than sponsored depositary receipts because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs, EDRs and GDRs.

Risks of Foreign Securities.

Foreign Market Risks. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory, and political uncertainties, and may have significantly less liquidity, than developed markets.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. While the Fund denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: it may be expensive to convert foreign currencies into U.S. dollars and vice versa; complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers, and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio managers to completely and accurately determine a company’s financial condition.

Emerging Markets Risk. Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) less scrutiny and regulation by local authorities of the foreign exchanges and broker- dealers; (iv) the seizure or confiscation by local governments of securities held by foreign investors, and the possible suspension or limiting by local governments of an issuer’s ability to make dividend or interest payments; (v) limiting or entirely restricting repatriation of invested capital, profits, and dividends by local governments; (vi) possible local taxation of capital gains, including on a retroactive basis; (vii) the attempt by issuers facing restrictions on dollar or euro payments imposed by local governments to make dividend or interest payments to foreign investors in the local currency; (viii) difficulty in enforcing legal claims related to the securities and/or local judges favoring the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments being paid in the local currency; (x) greater difficulty in determining market valuations of the securities due to limited public information regarding the issuer, and (xi) difficulty of ascertaining the financial health of an issuer due to lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards.

Emerging Markets Securities

The Fund may invest, directly or indirectly, in issuers domiciled in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Money Market Instruments

The Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or the Public Sub-Adviser deems appropriate under the circumstances. Pending allocation of the offering proceeds of this offering and thereafter, from time to time, the Fund also may invest in these instruments and other investment vehicles. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (the “FDIC”), and repurchase agreements.

Special Investment Techniques

The Fund may use a variety of special investment instruments and techniques to hedge against various risks or other factors and variables that may affect the values of the Fund’s portfolio securities. The Fund may employ different techniques over time, as new instruments and techniques are introduced or as a result of regulatory developments. Some special investment techniques that the Fund may use may be considered speculative and involve a high degree of risk, even when used for hedging purposes. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities.

Credit Facilities and Securities Lending

[to be updated]

Real Estate Investment Trusts (“REITs”). The Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass- through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include: limited financial resources; infrequent or limited trading; and more abrupt or erratic price movements than larger company securities. In addition, small capitalization stocks, such as certain REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Investment in Securities of Other Investment Companies. Under the 1940 Act, the Fund generally may not own more than 3% of the outstanding voting stock of an investment company. Such investments may include, but are not limited to, open-end investment companies, closed-end investment companies, unregistered investment companies, and exchange traded funds (ETFs).

If the Fund invests its assets in shares of underlying funds, the Fund is exposed to the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund’s investment performance is affected by each underlying fund’s investment performance, and the Fund’s ability to achieve its investment objective depends on each underlying fund’s ability to meet its investment objective. In addition, Fund shareholders indirectly bear the expenses of the underlying funds.

Repurchase Agreements. The Fund may, subject to its investment policies, enter into repurchase agreements under which it may acquire obligations of the U.S. Government or other obligations subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund’s holding period. If the seller defaults on its obligation to repurchase the underlying instrument from the Fund, which in effect constitutes collateral for the seller’s obligation, at the price and time fixed in the repurchase agreement, the Fund might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. The Fund may enter into repurchase agreements only with insured depository institutions and registered broker-dealers that the Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed- upon date and price. The Fund will limit its collateral to U.S. Government Securities or U.S. Government Agency securities. The Fund will hold collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund, and the Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Trust’s custodian. Repurchase agreements with remaining terms exceeding seven days will be deemed to be illiquid.

Loans of Portfolio Securities. For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan. The Fund did not engage in any securities lending activity during the most recent fiscal year.

Short Sales. In short selling transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions.

Short sales also involve other costs. The Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased by the amount of premiums, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund closes the short position, it will earmark and reserve Fund assets, in cash or liquid securities, to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Illiquid Securities. The term “illiquid securities” for this purpose means any investment that the Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program (LRM Program) adopted pursuant to Rule 22e-4 under the 1940 Act. Under the Fund’s LRM Program, the Fund may not hold more than 15% of its net assets in illiquid securities. The LRM Program administrator is responsible for determining the liquidity classification of the Fund’s investments and monitoring compliance with the 15% limit on illiquid securities. Illiquid securities may include, among other things, written over- the-counter options, securities or other liquid assets being used as collateral for such options, repurchase agreements with remaining maturities in excess of seven days, fixed time deposits which are not subject to prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.

Illiquid securities also may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Temporary Defensive Position. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in cash, money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.

Operational and Cybersecurity Risk

The Fund, its service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to various threats or risks that could adversely affect the Fund and its shareholders.

For instance, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them, whether systems of the Fund, the Fund’s service providers, counterparties, or other market participants. Power or communication outages, acts of God, information technology equipment malfunctions, operational errors (both human and systematic) and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its advisers, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. While the Fund or its service providers may have established business continuity plans and systems designed to guard against such cyber-attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. In addition, cyber-attacks involving a counterparty to the Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. The Fund cannot directly control any cyber-security plans or systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests or securities markets and exchanges.

Portfolio Turnover. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. Higher portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to the Fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates for federal income tax purposes when distributed to shareholders). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. Prepayments of mortgage-backed securities will cause the Fund to have an increased portfolio turnover rate.

Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments will apply at the time of investment. The Fund would not be deemed to have violated these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

MANAGEMENT

Board of Trustees

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The Trustees’ responsibilities include reviewing the actions of the Adviser, Distributor and Administrator.

Trustees and Officers

Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years, are shown below. The following table provides information regarding each Independent Trustee of the Trust, as defined in the 1940 Act.

Name, Year of Birth and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen	Other Directorships Held by Director
Independent Trustee

1	The mailing address of each Independent Trustee is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

The following table provides information regarding each officer of the Trust.

Name, Year of Birth and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Officers

1	The mailing address of each officer is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

2	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of Independent Trustees.

In consideration of the services rendered by the Independent Trustees, the Fund will pay each Independent Trustee a retainer of $[   ] per year plus meeting fees (which vary depending on meeting type).

The following table sets forth the compensation earned by Independent Trustees from the Fund and fund complex for the fiscal year ended [   ], 2021.

	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex
Independent Trustee

Board of Trustees: Leadership Structure and Committees Experience and Qualifications

The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, and a commitment to the interests of shareholders.

The following is a summary of the experience, qualifications, attributes, and skills of each Trustee that support the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a Trustee in light of the Trust’s business and structure. References to the experiences, qualifications, attributes, and skills of the Trustees are made pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

To be provided

Board Structure

The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board establishes policies and reviews and approves contracts and their continuance. The Trustees regularly request and/or receive reports from the Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer (“CCO”). The Board currently is composed of three trustees, all of whom are not “interested persons” of the Trust (as that term is defined in the 1940 Act). The Board has determined that the Trust’s leadership structure provides a combination of management and industry experience and independence that is appropriate given the character and circumstances of the Trust, including items such as the number of portfolios that comprise the Trust, the net assets of the Trust, and the committee structure of the Board.

The Board of Trustees has two committees: the Audit Committee and the Nominating and Governance Committee.

The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the independent registered public accounting firm.

The Nominating and Governance Committee is responsible for identifying and recommending individuals for membership on the Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates, including shareholders of the Trust. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. In selecting candidates for nomination to the Board, the Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board but has not adopted any specific policy on diversity or any particular definition of diversity.

The Trust’s day-to-day operations are managed by the Adviser, Foreside Management Services, LLC (“Foreside” or the “Administrator”), the Trust’s business manager and administrator, and other service providers. The Board and the committees meet regularly throughout the year to review the Trust’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers.

Risk Oversight

Through its oversight role, and through its Committees, officers and service providers, the Board performs a risk oversight function for the Trust consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Fund at regular Board meetings, and on an ad hoc basis as needed; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the Adviser, Administrator, Distributor and independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and (5) engaging the services of the CCO, to report to the full Board on a variety of matters at regular and special meetings of the Board and its Committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee and the Board on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO to discuss, among other things, issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Fund, as well as reports from the pricing committee meetings. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Adviser as well as the Trust’s Administrator, custodians, Distributor, and transfer agent.

Information Security Risk

The Trust, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Trust or its investment adviser, custodian, transfer agent, fund accounting agent, financial intermediaries and other third-party service providers may adversely impact the Trust. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede security trading, subject the Fund to regulatory fines, financial losses and/or cause reputational damage. The Trust may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Fund Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee (either directly or through institutions in which they serve as an officer) as of December 31, 2021:

Trustee	Emerald Strategic Innovation Interval Fund	Aggregate Dollar Range of Equity Securities in All Funds within the Trust Overseen by Trustee
Independent Trustees

No Independent Trustee owns beneficially or of record, any security of Emerald Mutual Fund Advisers Trust, Foreside Financial Services, LLC or Foreside.

CODE OF ETHICS

The Trust, the Adviser and Foreside Financial Group, LLC (on behalf of Foreside Management Services, LLC) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, as amended. These codes of ethics permit, subject to certain conditions set forth in the applicable codes of ethics, personnel of each of those entities to invest in securities that may be purchased or held by the Fund. The codes of ethics contain provisions and requirements reasonably designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3).

Portfolio managers, traders, research analysts and others involved in the investment advisory process are subject to special standards. Among other things, the codes of ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of quarterly reporting of securities transactions. Exceptions to these and other provisions of the codes of ethics may be granted in particular circumstances after review by appropriate personnel.

PROXY VOTING POLICIES AND PROCEDURES

For the Fund, the Trust has delegated to the Adviser the responsibility for voting the proxies related to portfolio securities, subject to the Board of Trustees’ oversight. It is the Adviser’s policy to vote proxies in the interest of maximizing shareholder value. When a vote presents a conflict between the interests of Fund shareholders and the interests of the Adviser, the Adviser will notify its legal counsel of the conflict and the legal counsel will recommend an appropriate course of action. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-701-9502 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund has not yet commenced operations prior to the date of this SAI and does not have any voting shares outstanding.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

Emerald Mutual Fund Advisers Trust (the “Adviser”), a Delaware statutory trust, with its principal office at 3175 Oregon Pike, Leola, Pennsylvania 17540, serves as the investment adviser to the Fund. The Adviser is registered as an investment adviser under the Advisers Act of 1940, as amended.

Under the terms of the Trust’s Investment Advisory Agreement with the Adviser, on behalf of the Fund (the “Advisory Agreement), subject to the supervision of the Board of Trustees, the Adviser manages the investment program of the Fund, consisting of the provision of investment research, management with respect to all securities and investments and cash equivalents in the Fund, and the determination from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Advisory Agreement will continue for an initial term of two years and continues on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically upon assignment and is terminable with respect to the Fund at any time without penalty by the Board of Trustees or by a vote of a majority of the outstanding shares (as defined under “General Information” in this Statement of Additional Information) of the Fund on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

The Adviser is a wholly owned subsidiary of Emerald Advisers, LLC.

The Fund pays to the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Adviser a monthly Investment Management Fee equal to [    ] % on an annualized basis of the Fund’s average daily NAV, subject to certain adjustments. The Investment Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Adviser for any month, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month. The Investment Management Fee will be accrued daily, and will be due and payable monthly in arrears within ten (10) Business Days after the end of the month.

The Sub-Adviser

The Adviser may retain the services of an SEC-registered investment adviser to provide. investment sub-advisory services to the Fund (a “Sub-Adviser”)Any Sub-Advisor is paid by the Adviser, not the Fund.

Pursuant to a sub-advisory agreement among the Fund, the Adviser and the Sub-Adviser if any, (the ” Sub-Advisory Agreement”), the Adviser will pay the Sub-Adviser a monthly sub-advisory fee of [    ]. The Sub-Advisory Agreement may be terminated without the payment of any penalty by the Adviser, the Board, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon sixty (60) days’ written notice to the Sub-Adviser.

All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by the Board, including a majority of the Independent Trustees, and the initial shareholder of the Fund. Information regarding the Board’s approval of the Sub-Advisory Agreement will be available in the Fund’s first annual or semi-annual report to shareholders.

PORTFOLIO MANAGERS

The portfolio managers of the Adviser manage the Fund’s portfolios as a team. The portfolio managers responsible for the day-to-day management of the Fund are Kenneth Mertz and Steven Russell. The table below shows other accounts for which the portfolio managers of the Fund are responsible for the day-to-day portfolio management.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Asset Managed	Number of Accounts Managed with Advisory Fee Based on Performance
Kenneth G. Mertz	Registered investment companies:
Other pooled investment vehicles:
Other advisory accounts
Steven E. Russell	Registered investment companies:
Other pooled investment vehicles:
Other advisory accounts

1	Assets include [ ] in assets under advisement, which are accounts over which the portfolio managers do not have complete investment discretion.

The Fund has not commenced operations prior to the date of this SAI, therefore the portfolio managers did not own any equity securities in the Fund.

The Adviser does not believe that there are material conflicts of interest between the Fund’s investment strategies and the investment strategies of the other accounts managed by the portfolio managers because the investment strategies for most other accounts are different. Investment decisions for the Fund are made independently from those for most other accounts advised by the Adviser or managed by the portfolio managers. A potential conflict could arise in instances in which securities considered as investments for the Fund are also appropriate investments for other accounts managed by the Adviser. When a decision is made to buy or sell a security by the Fund and one or more of the other accounts have not directed the Adviser to employ a specific broker-dealer, the Adviser may aggregate the purchase or sale of the securities. If securities are aggregated, the Adviser will allocate the securities transactions in a manner it believes to be equitable under the circumstances. When aggregating orders, the Adviser employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no Fund or account will be favored. The Adviser has implemented specific policies and procedures to address any potential conflicts.

Portfolio Manager Compensation

The Adviser compensates the portfolio managers for their management of the Fund. As of the date of the Statement of Additional Information, the portfolio managers are compensated through a variety of components and their compensation may vary from year to year based on a number of factors, including the Adviser’s revenue growth and overall profitability. The portfolio managers may receive all or some combination of salary and annual discretionary bonus, and are eligible to participate in the Adviser’s benefit plans. The Adviser does not offer any deferred or long term compensation plans. Overall compensation is not tied to the performance of the Fund

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

All decisions concerning the purchase and sale of securities and the allocation of brokerage commissions on behalf of the Fund are made by the Adviser. In selecting broker-dealers to use for such transactions, the Adviser will seek to achieve the best overall result for the Fund taking into consideration a range of factors that include not just price, but also the broker’s reliability, reputation in the industry, financial standing, infrastructure, research and execution services and ability to accommodate special transaction needs. The Adviser will use knowledge of the Fund’s circumstances and requirements to determine the factors that the Adviser takes into account for the purpose of providing the Fund with “best execution.”

Currently the Adviser has no soft dollar arrangements. In selecting qualified broker-dealers to execute brokerage transactions, the Adviser may consider broker-dealers who provide or procure for the Adviser brokerage or research services or products within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended. Such services and products may include fundamental research reports and technical and portfolio analyses. Certain of the brokerage and research services received may benefit some or all of the Adviser’s clients and accounts under the management of the Adviser and may not benefit directly the Fund. Broker-dealers who provide such services may receive a commission which is in excess of the amount of the commission another broker-dealer may have charged if in the judgment of the Adviser the higher commission is reasonable in relation to the value of the brokerage and research services rendered. All commissions paid, regardless of whether the executing broker-dealer provides research services, will generally be within a competitive range for full service brokers.

FEDERAL INCOME TAX MATTERS

The following discussion is not intended to be a full discussion of federal income tax laws and their effect on shareholders. Investors should consult their own tax advisers as to the tax consequences of ownership of shares.

The Fund is treated as a separate entity for federal income tax purposes, and thus the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies are applied to the Fund separately, rather than to the Trust as a whole. In addition, net long-term and short- term capital gains and losses, net investment income, operating expenses and all other items are determined separately for the Fund.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must, among other things: (a) diversify its holdings so that generally, at the end of each quarter of the taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies), the securities of two or more issuers (other than the securities of other regulated investment companies) which the Fund controls and which are engaged in the same or similar trades or business, or the securities of one or more qualified publicly traded partnerships; and (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships. If the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on its net investment income and net capital gains distributed to shareholders, provided at least 90% of its investment company taxable income and 90% of its net tax-exempt interest for the taxable year (computed without regard to the deduction for dividends paid) is so distributed.

Dividends and distributions are taxable to shareholders whether they are reinvested in Fund shares or paid in cash. Dividends of the Fund’s net investment income (which generally includes interest and dividend income, less certain expenses), other than “qualified dividend income,” and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to shareholders as ordinary income. Distributions of qualified dividend income (generally dividends received from domestic corporations and qualified foreign corporations) are taxable to individual and other non-corporate shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares of the Fund. Under the Code, net long-term capital gains received by corporate shareholders (including net long-term capital gain distributions by the Fund) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual and other non-corporate shareholders (including net long-term capital gain distributions by the Fund) are generally taxed at a maximum federal income tax rate of 20%. Dividends and distributions paid to individuals and other non-corporate shareholders may also be subject to the 3.8% Medicare tax discussed below.

Gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss realized by a shareholder upon the sale or redemption of the Fund’s shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

All or a portion of any loss realized upon the redemption or other disposition of shares of the Fund will be disallowed if shares of the Fund or substantially identical stock or securities are acquired (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly acquired shares will be adjusted to reflect the disallowed loss. A shareholder’s ability to utilize capital losses may be limited by the Code.

A dividend or distribution by the Fund reduces the net asset value of the Fund’s shares by the amount of the dividend or distribution. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities or other taxable income, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

If the Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such income it is required to accrue, to continue to qualify as a regulated investment company and to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Fund’s transactions in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by such Fund (i.e., affect whether gain or loss is ordinary or capital), accelerate recognition of income to such Fund, defer such Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders of such Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause that Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualifying as a regulated investment company and avoiding federal income and excise taxes. The Fund will monitor its transactions in such investments, if any, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of such Fund as a regulated investment company, and minimize the imposition of federal income and excise taxes.

The Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of section 1256 contract is treated in the same manner.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. The Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from the Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency- denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund generally will be subject to a 4% nondeductible federal excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, the Fund must distribute at least 98% of its taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of this 4% excise tax.

Dividends declared by the Fund in October, November or December to shareholders of record in one of those months and actually paid in January of the following year will be treated as having been received by shareholders and paid by the Fund on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or the shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Although the Fund is intended for U.S. persons, foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by an applicable treaty. However, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long- term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if the Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USPRIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

In addition, if the Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of the Fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their particular circumstances.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. Recently issued proposed Treasury Regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above- described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of the Fund.

FINANCIAL STATEMENTS

The Fund’s audited financial statements will be incorporated by reference herein after each June 30 fiscal year end once the Fund reaches its first fiscal year end.

DISTRIBUTOR

Foreside Fund Services, LLC, (the “Distributor”) is the distributor of Shares and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining the investment policies of the Fund.

FUND SERVICES

Fund Officer Services

Foreside Fund Officer Services, LLC (the “Fund Officer Services”), 690 Taylor Road, Suite 210, Gahanna, Ohio 43230 performs and coordinates all fund officer services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by the Fund Officer Services include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Fund; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations.

Custodian, Transfer Agent, Fund Administrator And Fund Accountant

[   ] (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the 1940 Act. Assets of the Fund are not held by the Adviser or the Sub-Advisers or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [   ].

DETERMINATION OF NET ASSET VALUE

The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange on each business day. In determining its net asset value, the Fund values its investments as of the relevant business day. The net asset value of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant business day.

QUARTERLY REPURCHASE OF SHARES

Once each quarter, the Fund will offer to repurchase at net asset value no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Vedder Price P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601, is legal counsel to the Trust and passes upon the validity of the shares offered by the Prospectus.

Cohen & Company, Ltd., an independent registered public accounting firm with offices at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio, 44115, serves as the Trust’s independent registered public accounting firm.

GENERAL INFORMATION

The Trust provides to all of the shareholders of the Fund semi-annual reports and annual reports, including a list of investment securities held by the Fund, and, for annual reports, audited financial statements of the Fund.

As used in each Prospectus and this Statement of Additional Information, the term “majority,” when referring to the approvals to be obtained from shareholders, means the vote of the lesser of (1) 67% of the Fund’s shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Trust provide that an annual meeting of shareholders is not required to be held in any year in which none of the following is required to be acted on by shareholders pursuant to the 1940 Act: election of trustees; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

The Prospectus and this Statement of Additional Information do not contain all the information included in the registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained in each Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

EMERALD STRATEGIC INNOVATION INTERVAL FUND

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1.	Financial Statements.

Part A:	None.
Part B:	Report of Independent Registered Public Accounting Firm to be filed by amendment.
Statement of Assets and Liabilities, Statement of Operations to be filed by amendment.
Notes to Financial Statements to be filed by amendment.

2.	Exhibits.

(a)	(1)	Certificate of Trust is filed herewith.
	(2)	Declaration of Trust to be filed by amendment.
(b)	By-Laws to be filed by amendment.
(c)	Not applicable.
(d)	Not applicable.
(e)	Not applicable.
(f)	Not applicable.
(g)	(1)	Investment Advisory Agreement between Registrant and Emerald Mutual Fund Advisers Trust to be filed by amendment.
	(2)	Sub-Advisory Agreement between Registrant and Emerald Mutual Fund Advisers Trust to be filed by amendment.
(h)	(1)	Distribution Agreement dated [ ] between Registrant and [ ] to be filed by amendment.
	(2)	Distribution and Service Plan dated [ ] between Registrant and [ ] to be filed by amendment.
(i)	Not applicable.
(j)	Custody Agreement between Registrant and [ ] dated [ ] to be filed by amendment.
(k)	(1)	Transfer Agency and Service Agreement between the Registrant and [ ] dated [ ] to be filed by amendment.
	(2)	Fund Administration and Accounting Services Agreement between the Registrant and [ ] dated [ ] to be filed by amendment.
	(3)	Fund Officer Services Agreement between the Registrant and Foreside Fund Officer Services, LLC dated [ ] to be filed by amendment.
	(4)	Other Agreements [Expense limitation agreement]
(l)	Opinion and Consent of Vedder Price P.C.to be filed by amendment.
(m)	None.
(n)	Consent of Cohen & Company, Ltd. To be filed by amendment.

(o)	None.
(r)	(1)	Code of Ethics of Emerald Strategic Innovation Interval Fund Trust to be filed by amendment.

	(2)	Code of Ethics of Emerald Mutual Fund Advisers Trust to be filed by amendment.

	(3)	Code of Ethics of [Sub-adivser] to be filed by amendment.

	(4)	Code of Ethics for [Distributor] to be filed by amendment.

(s)	Not applicable.

Item 26.	Marketing Arrangements

Not applicable.

Item 27.	Other Expenses of Issuance and Distribution

All figures are estimates.

SEC Registration fees	$
FINRA fees	$
Legal fees	$
Blue Sky fees	$
Accounting fees	$
Transfer Agent fees	$
Printing	$
Total	$

Item 28.	Persons Controlled By or Under Common Control with Registrant.

None.

Item 29.	Number of Holders of Securities

Title of Class	Number of Record Holders*
Shares of Beneficial Ownership	[ ]

Item 30.	Indemnification

Section [ ] of the Registrants Declaration of Trust provides that the Trust shall indemnify each of its Trustees, officers, employees, and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

The foregoing indemnification arrangements are subject to the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940.

The Registrant maintains an insurance policy which insures its directors and officers against certain liabilities.

Item 31.	Business and Other Connections of Investment Adviser.

Emerald Mutual Fund Advisers Trust is a registered investment adviser investing in client’s assets primarily in the U.S. domestic equity securities. Emerald’s principal office is located at 3175 Oregon Pike, Leola, Pennsylvania 17540. Additional information about Emerald and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and Emerald’s Form ADV, file number 801-64204.

Item 32.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, are located at the following locations:

Emerald Mutual Fund Advisers Trust

3175 Oregon Pike

Leola, PA 17540

[Sub-Adviser]

Foreside Fund Officer Services , LLC

690 Taylor Road, Suite 210

Gahanna, OH 43230

U.S. Bank National Association

1555 N. Rivercenter Dr. MK-WI-S302

Milwaukee, WI 53212

Item 33.	Management Services.

Not Applicable.

Item 34.	Undertakings.

(1)	Not applicable.

(2)	Not applicable

(3)	The Registrant undertakes:

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

i.	to include any prospectus required by Section 10(a)(3) of the Securities Act;

ii.	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

iii.	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the Securities Act to any purchaser:

i.	if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

A.	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

B.	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

ii.	if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i.	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

ii.	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

iii.	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iv.	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	The Registrant undertakes:

a.	for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	N/A.

(6)	N/A.

(7)	An undertaking to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, Ohio on this 10th day of May, 2022.

Emerald Strategic Innovation Interval Fund

By:	/s/ David Bunstine
Name:	David Bunstine
Title:	Sole Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following person in the capacity and on the date set forth above.

By:	/s/ David Bunstine
Title:	Sole Trustee
Date:	May 10, 2022

EXHIBIT INDEX

Exhibit Number		Description
25(a)	(1)	Certificate of Trust